UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-3916

Name of Registrant:	Vanguard Specialized Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	January 31

Date of reporting period:	February 1, 2005 - January 31, 2006

Item 1:	Reports to Shareholders

Vanguard® Energy Fund

› Annual Report

January 31, 2006

>	The Investor Shares of Vanguard Energy Fund gained a record 62.9% for the fiscal year ended January 31, 2006, and the Admiral Shares gained 63.0%. The fund surpassed the average return among funds with a similar mandate.

>	Record earnings drove stock gains into triple digits for many energy companies, including a number of the fund’s larger holdings.

>	Large contributors to fund gains included foreign integrated oil companies and exploration and production companies.

Contents
Your Fund's Total Returns	1
Chairman's Letter	2
Advisors' Report	7
Fund Profile	9
Performance Summary	10
Financial Statements	12
Your Fund's After-Tax Returns	25
About Your Fund's Expenses	26
Glossary	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2006
Total
Return

Vanguard Energy Fund

Investor Shares	62.9%

Admiral™ Shares[1]	63.0

S&P Energy Sector Index	45.6

Average Natural Resources Fund[2]	59.1

Dow Jones Wilshire 5000 Index	13.1

Your Fund’s Performance at a Glance:
January 31, 2005–January 31, 2006

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains

Vanguard Energy Fund

Investor Shares	$40.85	$64.50	$0.740	$1.029

Admiral Shares	76.71	121.13	1.425	1.933

1	A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2	Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Persistently high prices for oil, gas, and coal translated into record gains of 62.9% for Vanguard Energy Fund’s Investor Shares and 63.0% for its Admiral Shares in the fiscal year ended January 31, 2006. The effect of Hurricane Katrina on refining capacity, unrest in the Middle East, and demand in developing nations combined to keep energy prices near peak levels. Energy company stocks soared, and your fund’s managers selected many of the sector’s top performers. The fund’s performance put it ahead of both its benchmark and the average return of its peer funds.

If you invest in the fund through a taxable account, you may wish to review the fund’s after-tax performance on page 25.

While stock prices rallied, economic signals were mixed

During the fund’s fiscal year, U.S. stocks produced strong returns. The market’s smaller companies performed best—a pattern that has prevailed for much of the past five years—but large-capitalization stocks also registered double-digit returns. International stocks surged, particularly those from emerging markets and a seemingly revitalized Japan.

In contrast with the stock market’s clear-cut positives, the economy was a collection of inconsistencies. Stubbornly high energy prices, tighter monetary policy, and hints of deceleration in the housing market struck a cautionary note.

2

Robust profit growth and steady job creation sounded an optimistic counterpoint.

The Fed’s rate hikes reverberated through the bond market

The broad U.S. bond market registered modest returns as the Federal Reserve Board hiked its target for short-term interest rates to 4.50% at the fiscal year-end, for a total increase of 2.25 percentage points in nine separate actions over the 12 months. Rate increases were sharpest—and the attendant price declines most pronounced—among short-term bonds, which generated weak total returns. Longer-term bonds held up better, with rate increases—and price declines—that were more modest.

For energy stocks, strong gains were driven by soaring earnings

The per-barrel price of oil began the fiscal year trading in the mid-$40s, climbed to a record $70.85 in the wake of Hurricane Katrina, then closed the year in the mid-$60s. Natural gas and coal prices followed similar tracks. News events, whether from the Persian Gulf or the U.S. Gulf Coast, kept traders on their toes. Less dramatic but just as significant were sustained increases in demand from the factories of China and India.

In this environment, energy companies’ earnings—and their stock prices—surged. Vanguard Energy Fund’s largest gains came from integrated oil companies, which produce, refine, and market oil;

Market Barometer	Average Annual Total Returns Periods Ended January 31, 2006
	One Year	Three Years	Five Years

Stocks

Russell 1000 Index (Large-caps)	12.1%	17.4%	1.0%

Russell 2000 Index (Small-caps)	18.9	26.9	9.0

Dow Jones Wilshire 5000 Index (Entire market)	13.1	18.8	2.1

MSCI All Country World Index ex USA (International)	27.5	30.6	7.8

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	1.8%	3.6%	5.5%

Lehman Municipal Bond Index	2.8	4.6	5.4

Citigroup 3-Month Treasury Bill Index	3.2	1.8	2.2

CPI

Consumer Price Index	4.0%	3.0%	2.5%

3

exploration and production companies; and companies that provide equipment and service to oil and gas producers.

The largest single contributor to the fund’s performance was Canadian Natural Resources, an oil and natural gas producer that created the stock market equivalent of a gusher: a 184% rise. The fund’s second-largest gain came from Texas-based oil refiner Valero Energy, up 141%. As prices for oil and gas soared, demand increased for coal, which benefited the fund’s substantial holdings in this area; significant weightings Arch Coal and Peabody Energy each gained more than 136%.

In June, the fund’s board of trustees added Vanguard’s Quantitative Equity Group as manager of a portion of the fund. We view this added diversity of thought and approach as another benefit to long-term investors. During the 12-month period, however, the fund’s performance primarily reflected the efforts of Wellington Management Company, which still manages the lion’s share of the fund.

Wellington produced the fund’s stellar gain not only by heavily weighting companies such as those cited above, but also by underweighting industry giants such as ExxonMobil and Chevron, whose returns significantly trailed the broader industry. On average, the fund held about 10% of its assets in ExxonMobil and Chevron. By contrast, the pair accounted for about 50% of the benchmark S&P Energy Sector Index. In fairness, the index is an unusual standard of comparison; few managers would allocate half of their energy

Expense Ratios:1
Your fund compared with its peer group

	Investor	Admiral	Average Natural
	Shares	Shares	Resources Fund

Energy Fund	0.28%	0.22%	1.47%

1	Fund expense ratios reflect the fiscal year ended January 31, 2006. Peer group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

4

investments to just two stocks. At year-end, the index included 31 stocks, compared with nearly 100 in your fund.

Wellington uses a bottom-up, research-intensive process to select stocks that appear undervalued by the market. During the fiscal year, this approach generally led the Wellington managers away from U.S. integrated oil companies and toward a number of foreign energy companies whose prices, relative to proven energy reserves, were more attractive. Examples include Total S.A., Royal Dutch Shell, and Lukoil.

The Quantitative Equity Group, whose influence on the fund is likely to become more pronounced over time, uses rigorously researched and tested stock selection models to assemble a portfolio of oil companies with attractive risk-return properties. For more details on the fund’s performance and holdings, see the Advisors’ Report, which begins on page 7.

Over the long term, too, the fund has outshone its benchmarks

In its stock selection process, Wellington places heavy weight on the value of a company’s underlying reserves of natural resources, reflecting a conviction that this is the most reliable driver of long-term growth. The fund’s ten-year performance suggests that this approach has worked well for investors. As you can see in the table below, the average annual return of the fund’s Investor Shares for the period is significantly ahead of results recorded for the sector index, the average competing fund, and the broad stock market.

Total Returns	Ten Years Ended January 31, 2006
	Average	Final Value of a $25,000
	Annual Return	Initial Investment

Energy Fund Investor Shares	19.6%	$149,782

S&P Energy Sector Index	16.1	110,984

Average Natural Resources Fund	14.4	96,381

Dow Jones Wilshire 5000 Index	9.3	60,570

5

To translate those returns into dollars: A hypothetical initial investment of $25,000 in the fund would have appreciated to $149,782 over the decade ended January 31—55% more than the same initial amount would have earned in the average natural resources fund.

In view of the fund’s high gains in recent years, I want to remind you that, as a sector fund, Vanguard Energy Fund has the potential to be quite volatile. The recent stretch of extraordinary performance could swiftly give way to tougher times. If forewarned is forearmed, awareness of this possibility can help you stay the course through all market environments. Vanguard has established several policies to encourage investors to view this fund as a long-term component of their portfolios. The fund has a high minimum investment, and it levies a 1% redemption fee (paid into fund assets) on shares sold within one year of purchase.

The energy sector’s volatility should keep investors cautious

All economic sectors are subject to volatility, but few are as unpredictable as energy. Its health depends, in large part, on conditions in some of the world’s most dangerous and unstable places. Energy prices rise and fall based on a host of unforeseeable and uncontrollable factors, and today’s enthusiastic buying spree could be tomorrow’s panic sell-off.

It’s important to recognize that the Energy Fund’s stellar gains in the past three years are unlikely to be reproduced in the next three. In addition, because sector funds in general can be so volatile, Vanguard recommends that a narrowly focused fund such as this represent only a modest portion of a well-balanced and diversified investment program.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
February 13, 2006

6

Advisors’ Report

During the 12 months ended January 31, 2006, the Investor Shares of Vanguard Energy Fund returned 62.9% and the lower-cost Admiral Shares 63.0%. In June, Vanguard Quantitative Equity Group assumed responsibility for a modest portion of fund assets, joining lead advisor Wellington Management Company in managing the fund. The use of multiple advisors enhances the fund’s diversification by providing distinct, yet complementary, investment approaches.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the 2006 fiscal year and how portfolio positioning reflects this assessment.

Wellington Management Company, LLP

Portfolio Manager:
Karl E. Bandtel, Senior Vice President

The environment for energy investing was certainly positive over the last 12 months. This is illustrated not only by the high absolute return of the fund but by the breadth of good performance within the energy sector. Industries representing virtually every link in the energy chain can be characterized as having low spare capacity and as finding it somewhat difficult to increase that capacity.

Vanguard Energy Fund Investment Advisors
	Fund Assets
Investment Advisors	Managed (%)	Investment Strategy

Wellington Management	91	Emphasizes long-term, total return opportunities from
Company, LLP		the various energy subsectors: international oils,
		foreign integrated oils and foreign producers, North
		American producers, oil service and equipment,
		transportation and distribution, and refining and
		marketing.

Vanguard Quantitative Equity Group	9	Conducts quantitative management using models that
		assess valuation, marketplace sentiment, and balance-
		sheet characteristics of companies compared with
		their peers.

7

Tellingly, the top contributors to our portion of the fund during the period represented seven different energy subsectors: Valero Energy, refiner; Canadian Natural Resources, nondomestic producer; Burlington Resources, domestic producer; Peabody Energy, coal; ConocoPhillips, domestic integrated oil; Chevron, international integrated oil; and Transocean, oil service.

The past few years have been the best of times for energy companies. We certainly don’t know how long margins will stay at such elevated levels. Barriers to competition remain high, however, as companies have found it increasingly time-consuming and costly to expand supply. If this trend continues, the energy sector should benefit.

Our approach is to continue to invest in the companies that we think are best-positioned to weather the long-term ups and downs of the industry. Our portfolio decisions rely heavily on a constant process of analysis through which we attempt to differentiate companies based on the quality of their management and their assets.

Vanguard Quantitative Equity Group

Portfolio Manager:
Joel M. Dickson, Principal

Our quantitative investment process evaluates a security’s attractiveness in three dimensions: valuation, sentiment, and balance-sheet characteristics. In our experience, each of our underlying models performs well over long time frames, but their effectiveness varies over shorter periods.

Our process evaluates energy stocks relative to their counterparts worldwide without regard to country of origin. We purchase those stocks that our models rank most attractively, and sell those that have become overvalued, while seeking to maintain a portfolio with risk characteristics equivalent to those of a constructed benchmark of global energy stocks. Our risk-control process is designed to neutralize unintended exposure to market capitalization, volatility, and industry risks beyond those of the benchmark.

We do not maintain a “view” of the overall energy market that is applied in the management of our portfolio. We focus solely on overweighting those stocks that we believe will outperform and avoiding those that we believe will underperform.

Although it may seem incongruous to say, our portfolio positioning is both static and dynamic. It’s static in that our portfolio always reflects the market capitalization and industry weightings of the global energy benchmark. Yet it’s dynamic because we regularly buy and sell securities within those parameters as we seek to outperform the benchmark.

8

Fund Profile
As of January 31, 2006

Portfolio Characteristics	Fund	Broad Index[1]
Number of Stocks	97	4,968
Median Market Cap	$37.6B	$26.4B
Price/Earnings Ratio	14.0x	20.0x
Price/Book Ratio	3.6x	2.9x
Yield		1.6%
Investor Shares	1.4%
Admiral Shares	1.4%
Return on Equity	21.2%	17.2%
Earnings Growth Rate	21.8%	9.9%
Foreign Holdings	41.9%	2.5%
Turnover Rate	10%	—
Expense Ratio		—
Investor Shares	0.28%
Admiral Shares	0.22%
Short-Term Reserves[2]	7%	—

Sector Diversification (% of portfolio)
Coal & Consumable Fuels	5%
Integrated Oil & Gas	44
Materials	3
Oil & Gas Drilling	6
Oil & Gas Equipment & Services	9
Oil & Gas Exploration & Production	20
Oil & Gas Refining and Marketing	5
Utilities	1
Short-Term Reserves[2]	7%

Volatility Measures	Fund	Broad Index[1]
R-Squared	0.15	1.00
Beta	0.71	1.00

Ten Largest Holdings[3] (% of total net assets)
ExxonMobil Corp.	5.6%
Chevron Corp.	4.2
Total SA ADR	3.9
Valero Energy Corp.	3.5
Royal Dutch Shell PLC	3.4
BP PLC	3.1
Schlumberger Ltd.	3.1
BHP Billiton Ltd. ADR	2.9
ConocoPhillips Co.	2.9
Canadian Natural Resources Ltd.	2.9
Top Ten	35.5%

Country Diversification
United States	52%
Canada	13
United Kingdom	9
France	4
Norway	3
Australia	3
Italy	2
Russia	2
Brazil	2
China	1
South Africa	1
Spain	1
Short-Term Reserves[2]	7%

Investment Focus

1	Dow Jones Wilshire 5000 Index.
2	Short-term reserves exclude futures and currency contracts held by the fund.
3	“Ten Largest Holdings” excludes any temporary cash investments and equity index products. See page 29 for a glossary of investment terms.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1996–January 31, 2006
Initial Investment of $25,000

	Average Annual Total Returns Periods Ended January 31, 2006			Final Value of a $25,000
	One Year	Five Years	Ten Years	Investment

Energy Fund Investor Shares[1]	62.93%	25.16%	19.61%	$149,782

Dow Jones Wilshire 5000 Index	13.14	2.07	9.25	60,570

S&P Energy Sector Index	45.59	15.22	16.07	110,984

Average Natural Resources Fund[2]	59.08	19.62	14.45	96,381

	One Year	Since Inception[3]	Final Value of a $100,000 Investment

Energy Fund Admiral Shares[1]	63.00%	30.89%	$311,300

Dow Jones Wilshire 5000 Index	13.14	7.32	134,734

S&P Energy Sector Index	45.59	20.71	221,234

1	Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
2	Derived from data provided by Lipper Inc.
3	November 12, 2001.

10

Fiscal-Year Total Returns (%): January 31, 1996–January 31, 2006

[Dark Gray] - Energy Fund Investor Shares
[Light Gray] - S&P Energy Sector Index

Average Annual Total Returns: Periods Ended December 31, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
Energy Fund[1]	Inception Date	One Year	Five Years	Capital	Income	Total

Investor Shares	5/23/1984	44.60%	20.69%	16.20%	1.66%	17.86%

Admiral Shares	11/12/2001	44.67	27.21[2]	—	—	—

1	Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
2	Since inception.

11

Financial Statements

Statement of Net Assets
As of January 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Common Stocks (93.8%)[1]
United States (51.9%)
Energy Equipment & Services (14.1%)
Oil & Gas Drilling (5.6%)
* Transocean Inc.	2,903,000	235,578
GlobalSantaFe Corp.	3,183,400	194,347
* Nabors Industries, Inc.	1,047,600	85,118
Rowan Cos., Inc.	412,500	18,492
ENSCO International, Inc.	164,500	8,409
* Pride International, Inc.	223,200	7,881
Helmerich & Payne, Inc.	99,500	7,797
Patterson-UTI Energy, Inc.	101,500	3,818

Oil & Gas Equipment & Services (8.5%)
Schlumberger Ltd.	2,402,400	306,186
Baker Hughes, Inc.	2,523,800	195,443
Halliburton Co.	2,351,500	187,062
* Weatherford International Ltd.	3,057,700	136,924
BJ Services Co.	123,200	4,988
* National Oilwell Varco Inc.	5,800	441
Gas Utilities (1.1%)		1,392,484
Equitable Resources, Inc.	2,688,800	99,217

Oil, Gas & Consumable Fuels (36.7%)
Coal & Consumable Fuels (5.1%)
Peabody Energy Corp.	2,573,700	256,109
CONSOL Energy, Inc.	2,137,200	155,802
Arch Coal, Inc.	1,033,300	89,608

Integrated Oil & Gas (17.2%)
ExxonMobil Corp.	8,817,800	553,317
Chevron Corp.	6,974,228	414,130
ConocoPhillips Co.	4,420,760	286,023
Marathon Oil Corp.	2,442,200	187,732
Occidental Petroleum Corp.	1,552,100	151,656
Amerada Hess Corp.	618,300	95,713

Oil & Gas Exploration & Production (9.1%)
Burlington Resources, Inc.	2,178,800	198,837
EOG Resources, Inc.	1,562,600	132,102
Anadarko Petroleum Corp.	971,900	104,790
Noble Energy, Inc.	2,216,000	102,556
Devon Energy Corp.	1,409,100	96,115
* Newfield Exploration Co.	1,529,500	80,146
Cabot Oil & Gas Corp.	1,431,300	73,812
XTO Energy, Inc.	1,407,100	69,060
Apache Corp.	152,200	11,496
Chesapeake Energy Corp.	237,100	8,308
Kerr-McGee Corp.	44,500	4,912
Pioneer Natural Resources Co.	61,200	3,250
* Ultra Petroleum Corp.	34,600	2,380
* Cimarex Energy Co.	16,400	747

12

	Shares	Market Value• ($000)
Oil & Gas Refining & Marketing (5.0%)
Valero Energy Corp.	5,442,042	339,747
Sunoco, Inc.	1,534,200	146,056
Tesoro Petroleum Corp.	108,100	7,834

Oil & Gas Storage & Transportation (0.3%)
Williams Cos., Inc.	1,317,700	31,414
		3,603,652
Total United States		5,095,353

International (41.9%)
Argentina (0.1%)
Tenaris SA ADR	43,560	7,076
* Petrobras Energia Participaciones SA ADR	132,782	1,684
Australia (2.9%)	8,760
BHP Billiton Ltd. ADR	7,265,500	286,624
Brazil (1.9%)
Petroleo Brasileiro ADR	1,793,800	169,514
Petroleo Brasileiro SA Pfd.	521,000	11,056
Petroleo Brasileiro SA	323,700	7,555
Canada (12.9%)		188,125
Canadian Natural Resources Ltd. (New York Shares)	4,391,300	272,261
Suncor Energy, Inc. (New York Shares)	2,403,600	192,576
EnCana Corp. (New York Shares)	3,056,000	152,372
Talisman Energy, Inc.	2,070,486	125,500
Shell Canada Ltd. Class A	3,134,100	121,987
Western Oil Sands Inc.	3,715,635	113,292
Canadian Oil Sands Trust	844,235	111,501
Petro Canada (New York Shares)	2,189,400	104,938
EnCana Corp.	281,000	13,948
* Petro-Canada	244,800	11,672
Canadian Natural Resources Ltd.	165,302	10,208
TransCanada Corp.	323,200	10,013
* Suncor Energy, Inc.	118,700	9,453
Nexen Inc.	135,000	7,699
Imperial Oil Ltd.	45,500	4,754
* Cameco Corp.	7,800	613
China (0.9%)		1,262,787
China Petroleum and Chemical Corp. ADR	1,068,500	65,969
China Petroleum & Chemical Corp.	13,838,000	8,555
PetroChina Co. Ltd.	6,760,000	6,723
Yanzhou Coal Mining Co.Ltd. H Shares	6,779,800	5,168
CNOOC Ltd.	3,149,600	2,702
France (4.0%)		89,117
Total SA ADR	2,609,400	360,958
Total SA	82,600	22,857
Technip SA	84,300	5,736
India (0.1%)		389,551
*2 Oil & Natural Gas Corp., Ltd. Warrants Exp. 6/30/06	234,300	6,570
Italy (2.6%)
ENI SpA ADR	3,794,250	230,121
ENI SpA	757,700	22,942
Netherlands (0.5%)		253,063
Fugro NV	1,394,300	52,549
Norway (3.1%)
Statoil ASA ADR	5,885,900	162,981
Norsk Hydro AS ADR	1,012,000	124,699
* Stolt Offshore SA	538,300	6,835
Statoil ASA	174,000	4,808
Norsk Hydro ASA	37,700	4,635
* Petroleum Geo-Services ASA	38,900	1,399
		305,357

13

	Shares	Market Value• ($000)
Russia (2.5%)
OAO Lukoil Holding Sponsored ADR	1,632,800	124,909
*^ OAO Gazprom-Sponsored ADR	1,035,329	88,624
^ Surgutneftegaz ADR	459,300	31,554
South Africa (0.8%)		245,087
Sasol Ltd. Sponsored ADR	1,798,600	73,203
Sasol Ltd.	176,100	7,167
Spain (0.8%)		80,370
Repsol YPF, SA ADR	2,584,900	70,335
Repsol YPF, SA	341,100	9,262
United Kingdom (8.8%)		79,597
BP PLC ADR	3,878,800	280,476
BG Group PLC	19,620,700	221,915
Royal Dutch Shell PLC ADR Class B	2,398,426	172,207
Royal Dutch Shell PLC ADR Class A	2,017,800	137,432
BP PLC	2,326,500	28,054
Royal Dutch Shell PLC Class B	300,900	10,817
Royal Dutch Shell PLC Class A	294,800	10,051
Royal Dutch Shell PLC Class A (Amsterdam Shares)	117,600	4,014
		864,966
Total International		4,112,523
Total Common Stocks (Cost $4,108,593)		9,207,876
Temporary Cash Investments (7.6%)(1)
Money Market Fund (3.8%)
3 Vanguard Market Liquidity Fund, 4.405%	278,863,429	278,863
3 Vanguard Market Liquidity Fund, 4.405%—Note F	99,209,000	99,209
	Face Amount ($000)	378,072
U.S. Agency Obligation (0.2%)
4 Federal National Mortgage Assn 5 4.281%, 3/22/06	15,500	15,407
Repurchase Agreement (3.6%)
Bank of America 4.460%, 2/1/06 (Dated 1/31/06, Repurchase Value $353,344,000, collateralized by Federal National Mortgage Assn, 4.500%-5.500%, 6/1/18-3/1/35, Federal Home Loan Mortgage Corp., 4.500%-5.500%, 8/1/20-11/1/35)	353,300	353,300
Total Temporary Cash Investments (Cost $746,783)		746,779
Total Investments (101.4%) (Cost $4,855,376)		9,954,655
Other Assets and Liabilities (-1.4%)
Other Assets—Note C		55,020
Liabilities—Note F		(188,078)
		(133,058)
Net Assets (100%)		9,821,597

14

At January 31, 2006, net assets consisted of:[6]
Amount
($000)

Paid in Capital	4,717,056

Overdistributed Net Investment Income	(4,667)

Accumulated Net Realized Gains	7,684

Unrealized Appreciation

Investment Securities	5,099,279

Futures Contracts	2,239

Foreign Currencies	6

Net Assets	9,821,597

Investor Shares—Net Assets

Applicable to 104,394,827 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,733,490

Net Asset Value Per Share—
Investor shares	$64.50

Admiral Shares—Net Assets

Applicable to 25,493,812 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,088,107

Net Asset Value Per Share—
Admiral shares	$121.13

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
1	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 96.4% and 5.0%, respectively, of net assets. See Note D in Notes to Financial Statements.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2006, the value of this security represented 0.1% of net assets.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
5	Securities with a value of $15,407,000 have been segregated as initial margin for open futures contracts.
6	See Note D in Notes to Financial Statements for the tax-basis components of net assets. ADR--American Depositary Receipt.

15

Statement of Operations

Year Ended January 31, 2006
($000)

Investment Income

Income

Dividends[1]	116,123

Interest[2]	19,086

Security Lending	1,138

Total Income	136,347

Expenses

Investment Advisory Fees—Note B	4,622

The Vanguard Group—Note C

Management and Administrative—Investor Shares	10,957

Management and Administrative—Admiral Shares	2,201

Marketing and Distribution—Investor Shares	1,339

Marketing and Distribution—Admiral Shares	229

Custodian Fees	110

Auditing Fees	17

Shareholders' Reports—Investor Shares	125

Shareholders' Reports—Admiral Shares	5

Trustees' Fees and Expenses	8

Total Expenses	19,613

Net Investment Income	116,734

Realized Net Gain (Loss)

Investment Securities Sold	175,818

Futures Contracts	4,078

Foreign Currencies	2

Realized Net Gain (Loss)	179,898

Change in Unrealized Appreciation (Depreciation)

Investment Securities	3,265,882

Futures Contracts	2,239

Foreign Currencies	6

Change in Unrealized Appreciation (Depreciation)	3,268,127

Net Increase (Decrease) in Net Assets Resulting from Operations	3,564,759

1	Dividends are net of foreign withholding taxes of $7,397,000.
2	Interest income from an affiliated company of the fund was $5,004,000.

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Statement of Changes in Net Assets

	Year Ended January 31,
	2006	2005
	($000)	($000)

Increase (Decrease) In Net Assets

Operations

Net Investment Income	116,734	67,551

Realized Net Gain (Loss)	179,898	21,699

Change in Unrealized Appreciation (Depreciation)	3,268,127	1,234,042

Net Increase (Decrease) in Net Assets Resulting from Operations	3,564,759	1,323,292

Distributions

Net Investment Income

Investor Shares	(72,401)	(59,848)

Admiral Shares	(33,730)	(7,015)

Realized Capital Gain[1]

Investor Shares	(103,770)	(17,602)

Admiral Shares	(41,708)	(1,711)

Total Distributions	(251,609)	(86,176)

Capital Share Transactions—Note G

Investor Shares	(705,544)	1,267,977

Admiral Shares	1,842,807	224,134

Net Increase (Decrease) from Capital Share Transactions	1,137,263	1,492,111

Total Increase (Decrease)	4,450,413	2,729,227

Net Assets

Beginning of Period	5,371,184	2,641,957

End of Period[2]	9,821,597	5,371,184

1	Includes fiscal 2006 and 2005 short-term gain distributions totaling $3,116,000 and $2,853,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2	Including undistributed (overdistributed) net investment income of ($4,667,000) and ($3,294,000).

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Financial Highlights

Energy Fund Investor Shares

	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$40.85	$29.99	$22.85	$24.76	$26.93

Investment Operations

Net Investment Income	.813	.529	.435	.392	.428

Net Realized and Unrealized Gain (Loss)on Investments[1]	24.606	11.052	7.839	(.349)	(.660)

Total from Investment Operations	25.419	11.581	8.274	.043	(.232)

Distributions

Dividends from Net Investment Income	(.740)	(.524)	(.390)	(.360)	(.400)

Distributions from Realized Capital Gains	(1.029)	(.197)	(.744)	(1.593)	(1.538)

Total Distributions	(1.769)	(.721)	(1.134)	(1.953)	(1.938)

Net Asset Value, End of Period	$64.50	$40.85	$29.99	$22.85	$24.76

Total Return[2]	62.93%	38.90%	36.49%	-0.02%	-0.55%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$6,733	$4,822	$2,434	$1,298	$1,258

Ratio of Total Expenses to Average Net Assets	0.28%	0.32%	0.38%	0.40%	0.39%

Ratio of Net Investment Income to Average Net Assets	1.57%	1.67%	1.79%	1.56%	1.57%

Portfolio Turnover Rate[3]	10%	1%	26%	23%	28%

1	Includes increases from redemption fees of $.03, $.02, $.00, $.01, and $.01.
2	Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

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Energy Fund Admiral Shares

	Year Ended January 31,				Nov. 12, 2001[1] to Jan. 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$76.71	$56.30	$42.89	$46.48	$50.00

Investment Operations

Net Investment Income	1.561	1.034	.847	.758	.118

Net Realized and Unrealized Gain (Loss) on Investments[2]	46.217	20.770	14.721	(.658)	.010

Total from Investment Operations	47.778	21.804	15.568	.100	.128

Distributions

Dividends from Net Investment Income	(1.425)	(1.024)	(.760)	(.698)	(.760)

Distributions from Realized Capital Gains	(1.933)	(.370)	(1.398)	(2.992)	(2.888)

Total Distributions	(3.358)	(1.394)	(2.158)	(3.690)	(3.648)

Net Asset Value, End of Period	$121.13	$76.71	$56.30	$42.89	$46.48

Total Return[3]	63.00%	39.02%	36.58%	0.02%	0.57%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$3,088	$549	$208	$103	$58

Ratio of Total Expenses to Average Net Assets	0.22%	0.26%	0.32%	0.34%	0.34%[4]

Ratio of Net Investment Income to Average Net Assets	1.63%	1.70%	1.85%	1.59%	0.53%[4]

Portfolio Turnover Rate[5]	10%	1%	26%	23%	28%

1	Inception.
2	Includes increases from redemption fees of $.03, $.03, $.01, $.02, and $.03.
3	Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
4	Annualized.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

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Notes to Financial Statements

Vanguard Energy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Specialized Funds. The fund may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3.     Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

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Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4.     Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

6.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7.     Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     Wellington Management Company, LLP, provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor.

Effective June 6, 2005, The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $369,000 for the period from June 6, 2005, through January 31, 2006.

For the year ended January 31, 2006, the aggregate investment advisory fee represented an effective annual rate of 0.06% of the fund’s average net assets.

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C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2006, the fund had contributed capital of $934,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.93% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2006, the fund realized net foreign currency gains of $2,000, which increased net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income. The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $11,978,000 from undistributed net investment income, and $28,179,000 from accumulated net realized gains, to paid-in capital. During the year ended January 31, 2006, the fund realized $16,660,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

For tax purposes, at January 31, 2006, the fund had $8,139,000 of ordinary income and $3,459,000 of long-term capital gains available for distribution.

At January 31, 2006, net unrealized appreciation of investment securities for tax purposes was $5,099,214,000, consisting of unrealized gains of $5,100,722,000 on securities that had risen in value since their purchase and $1,508,000 in unrealized losses on securities that had fallen in value since their purchase.

At January 31, 2006, the aggregate settlement value of open futures contracts expiring in March 2006 and the related unrealized appreciation (depreciation) were:

		($000)
	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

S&P 500 Index	518	166,226	1,908

E-mini S&P 500 Index	1,437	92,227	331

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

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E.     During the year ended January 31, 2006, the fund purchased $1,908,117,000 of investment securities and sold $1,148,389,000 of investment securities other than temporary cash investments.

F.     The market value of securities on loan to broker/dealers at January 31, 2006, was $94,608,000, for which the fund received cash collateral of $99,209,000.

G.     Capital share transactions for each class of shares were:

	Year Ended January 31,
	2006		2005
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)

Investor Shares

Issued	2,361,160	44,701	$1,838,556	52,879

Issued in Lieu of Cash Distributions	169,002	3,051	73,843	1,988

Redeemed[1]	(3,235,706)	(61,397)	(644,422)	(17,997)

Net Increase (Decrease)—Investor Shares	(705,544)	(13,645)	1,267,977	36,870

Admiral Shares

Issued	2,119,452	21,056	275,356	4,209

Issued in Lieu of Cash Distributions	68,893	653	7,454	106

Redeemed[1]	(345,538)	(3,374)	(58,676)	(849)

Net Increase (Decrease)—Admiral Shares	1,842,807	18,335	224,134	3,466

1  Net of redemption fees of $3,440,000 and $2,174,000, respectively (fund totals).

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Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Energy Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Energy Fund (one of the funds constituting Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2006 by correspondence with the custodians and broker and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 13, 2006

Special 2005 tax information (unaudited) for Vanguard Energy Fund

This information for the fiscal year ended January 31, 2006, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $169,508,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $72,286,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 47.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we used actual prior-year figures and estimates for 2006. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Energy Care Fund Investor Shares1
Periods Ended January 31, 2006

	One Year	Five Years	Ten Years

Returns Before Taxes	62.93%	25.16%	19.61%

Returns After Taxes on Distributions	62.03	24.01	18.30

Returns After Taxes on Distributions and Sale of Fund Shares	41.57	21.78	17.01

1  Total return figures do not reflect the 1% redemption fee assessed on redemptions of shares held less than one year.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on page 27 illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 1% fee on redemptions of shares held for less than one year. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

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Six Months Ended January 31, 2006

Energy Fund	Beginning Account Value 7/31/2005	Ending Account Value 1/31/2006	Expenses Paid During Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,265.60	$1.43
Admiral Shares	1,000.00	1,265.91	1.20
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.95	$1.28
Admiral Shares	1,000.00	1,024.15	1.07

1	These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares and 0.21% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

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Vanguard’s Policies for Managing Changes to Investment Advisory Arrangements

The boards of trustees of the Vanguard funds and Vanguard have adopted practical and cost-effective policies for managing the funds’ arrangements with their unaffiliated investment advisors, as permitted by an order from the U.S. Securities and Exchange Commission (SEC).

Background

In 1993, Vanguard was among the first mutual fund companies to streamline the process of changing a fund’s investment advisory arrangements. In essence, the SEC order enabled the boards of the Vanguard funds to enter into new or revised advisory arrangements without the delay and expense of a shareholder vote. This ability, which is subject to a number of SEC conditions designed to protect shareholder interests, has saved the Vanguard funds and their shareholders several million dollars in proxy costs since 1993. It has also enabled the funds’ trustees to quickly implement advisory changes in the best interest of shareholders.

Over the past 12 years, as the SEC gained experience in this area, it has granted more flexible conditions to other fund companies. Consequently, Vanguard received the SEC’s permission to update its policies concerning its arrangements with outside investment advisors.

Our updated policies

Vanguard is adopting several additional practical and cost-effective policies in managing the Vanguard funds’ investment advisory arrangements:

Statement of Additional Information (SAI). Vanguard funds that employ an unaffiliated investment advisor will now show advisory fee information on an aggregate basis in their SAIs. (A fund’s SAI provides more detailed information than its prospectus and is available to investors online at Vanguard.com® or upon request.) Previously, separate fee schedules were presented for each unaffiliated advisor. Each fund’s SAI will also include the amount paid by the fund for any investment advisory services provided on an at-cost basis by The Vanguard Group. Reporting advisory fees in this manner is the same approach used by other fund companies that have received similar SEC exemptive orders.

Shareholder notification. Like other fund companies, Vanguard will have up to 90 days after a fund enters into a new advisory agreement to notify shareholders of the change. Previously, shareholders were notified at least 30 days before any such change, if possible. In practice, Vanguard expects to continue notifying shareholders of advisory changes as soon as is practical, taking into account opportunities to reduce postage expenses by enclosing notices with previously scheduled mailings.

Redemption fees. Vanguard Energy Fund charges a 1% redemption fee on shares redeemed within one year of purchase. Previously, redemption fees were required to be waived for 90 days after giving notice of a fund advisory change. The SEC has not generally applied this requirement to other fund companies and has now eliminated it for Vanguard. (Redemption fees—which are paid to the fund, not to Vanguard—are designed to ensure that short-term investors pay their fair share of a fund’s transaction costs.)

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Glossary

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate.     The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio.     The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings.     The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap.     An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio.     The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio.     The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity.     The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves.     The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate.     An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield.     A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Chairman of the Board, Chief Executive Officer, and Trustee since May 1987 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/ consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from Vanguard.

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard ™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Vanguard.com, Admiral, Connect with
Vanguard, and the ship logo are trademarks of
Direct Investor Account Services > 800-662-2739	The Vanguard Group, Inc.

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone > 800-952-3335	respective owners.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard's proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for "proxy voting guidelines," or by calling
the fund's current prospectus	Vanguard at 800-662-2739. They are also available from
the SEC's website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies
for securities it owned during the 12 months ended June
30. To get the report, visit either www.vanguard.com or
www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q510 032006
s

Vanguard® Precious Metals
and Mining Fund

› Annual Report

January 31, 2006

>	Vanguard Precious Metals and Mining Fund returned 70.2% for the fiscal year ended January 31, 2006, besting its index benchmark and the average peer fund.

>	Broad stock market returns were muted in comparison with the fund’s remarkable gain during the period.

>	The fund’s expanded investments in nonprecious metals and mining stocks helped its performance, as did its exposure to platinum producers and coal groups.

Contents
Your Fund's Total Returns	1
Chairman's Letter	2
Advisor's Report	7
Fund Profile	9
Performance Summary	10
Financial Statements	12
Your Fund's After-Tax Returns	21
About Your Fund's Expenses	22
Glossary	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2006
Total Return

Vanguard Precious Metals and Mining Fund	70.2%

Spliced Precious Metals and Mining Index[1]	65.1

Average Gold-Oriented Fund[2]	65.7

Dow Jones Wilshire 5000 Index	13.1

Your Fund’s Performance at a Glance
January 31, 2005–January 31, 2006

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains

Vanguard Precious Metals and Mining Fund	$16.46	$27.08	$0.240	$0.557

1	S&P/Citigroup World Equity Gold Index through June 30, 2005; S&P/Citigroup Custom Precious Metals and Mining Index thereafter.
2	Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

The fiscal year ended January 31, 2006, was another strong one for investors in precious and nonprecious metals and mining stocks. Vanguard Precious Metals and Mining Fund returned 70.2% for the 12-month period, compared with 65.1% for its benchmark index and 65.7% for the average gold-oriented fund. Heavy demand for platinum and coal greatly increased the fund’s return, enabling it to turn in a double-digit increase for the fifth year in a row.

While most offerings in the fund’s peer group focus narrowly on companies involved in the mining and marketing of gold, the Precious Metals and Mining Fund’s mandate permits it to invest in nonprecious metals and mining stocks. During the past 12 months, the fund’s London-based investment advisor, M&G Investment Management, took advantage of this flexibility to deliver a peer-beating performance.

With returns so high, cash flow into the fund has been steep, and over time might have threatened the interests of existing shareholders. The board of trustees therefore decided to close the fund to new investors effective February 2, 2006. The closure is intended to help preserve the investment advisor’s ability to manage the fund effectively.

2

While stock prices rallied, economic signals were mixed

U.S. stocks produced strong returns during the 12 months ended January 31, 2006. The market’s smaller companies performed best—a pattern that has prevailed for much of the past five years—but large-capitalization stocks also registered double-digit returns. International stocks surged, particularly those from emerging markets and a seemingly revitalized Japan.

In contrast with the stock market’s clear-cut positives, the economy was a collection of inconsistencies. Stubbornly high energy prices, tighter monetary policy, and hints of deceleration in the housing market struck a cautionary note. Robust profit growth and steady job creation sounded an optimistic counterpoint.

The Fed’s rate hikes reverberated through the bond market

The broad U.S. bond market registered modest returns as the Federal Reserve Board hiked its target for short-term interest rates to 4.50% by the fiscal year-end, for a total increase of 2.25 percentage points in nine separate actions over the 12 months. Rate increases were sharpest—and the attendant price declines most pronounced—among short-term bonds, which generated weak total returns. Longer-term bonds held up better, with rate increases—and price declines—that were more modest.

The fund’s largest holdings drove outsized returns

In deploying your fund’s assets, M&G Investment Management has made

Market Barometer

	Average Annual Total Returns Periods Ended January 31, 2006
	One Year	Three Years	Five Years

Stocks

Russell 1000 Index (Large-caps)	12.1%	17.4%	1.0%

Russell 2000 Index (Small-caps)	18.9	26.9	9.0

Dow Jones Wilshire 5000 Index (Entire market)	13.1	18.8	2.1

MSCI All Country World Index ex USA (International)	27.5	30.6	7.8

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	1.8%	3.6%	5.5%

Lehman Municipal Bond Index	2.8	4.6	5.4

Citigroup 3-Month Treasury Bill Index	3.2	1.8	2.2

CPI

Consumer Price Index	4.0%	3.0%	2.5%

3

effective use of its ability to move beyond the traditional markets for gold, silver, platinum, and diamonds. Since its investment mandate was expanded in 2004, the Precious Metals and Mining Fund has purchased producers of iron ore, coal, nickel, copper, and uranium at a time when demand for raw materials has soared, particularly in emerging markets such as India and China, and prices have surged.

The fund’s ten largest holdings accounted for nearly half of its total assets, and many of these stocks experienced an outstanding year: Anglo Platinum (+136%), Impala Platinum Holdings (+113%), platinum producer Lonmin (+111%), and coal producer Peabody Energy (+136%) are just a few examples. In fact, all but one of the fund’s top ten holdings returned more than 40% during the 12-month period. The laggard, Aber Diamond, gained 27%.

For more details on the fund’s performance and holdings, see the Advisor’s Report that begins on page 7.

Diversification has helped long-term performance

The Precious Metals and Mining Fund’s long-term returns compare very favorably with those of its benchmark index and peer funds. As you can see in the table below, a hypothetical initial investment of $10,000 in the fund would have grown to $27,028 over ten years. That is nearly $10,000 more than the amount that would have resulted from an identical investment in the average gold-oriented fund.

Expense Ratios:1
Your fund compared with its peer group

	Fund	Average Gold-Oriented Fund
Precious Metals and Mining Fund	0.40%	1.67%

1	Fund expense ratio reflects the fiscal year ended January 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

4

The difference in performance is attributable to both the investment advisor’s strong stock selection and the fund’s emphasis on risk control in a notoriously volatile sector. This emphasis is reflected not only in the fund’s relatively recent expansion of its investment mandate but also in its longstanding preference for low-cost producers with strong cash flow. Such companies are better positioned than many others to thrive in tough operating environments. During the past fiscal year, with gold prices approaching 25-year highs and those of other metals surging, most producers thrived, weak and strong alike. But the fund’s long-term strategy of diversification and emphasis on high-quality companies remains one that we will pursue.

The keys to sound construction of a long-term investment program

Of course, no one knows what will happen in the precious metals sector or the larger stock market in the year ahead. That uncertainty is precisely why we always encourage shareholders to evaluate their investments from a long-term perspective, and why we place such high value on what we believe are the keys to a successful investment program—namely, balance among stock, bond, and money market funds; a disciplined approach to investment selection; a constancy of purpose that doesn’t shift with market trends; and careful attention to costs.

As an investor, you can emulate some of the strategies that have worked well for

Total Returns	Ten Years Ended January 31, 2006
	Average	Final Value of a $10,000
	Annual Return	Initial Investment

Precious Metals and Mining Fund	10.5%	$27,028

Spliced Precious Metals and Mining Index[1]	6.9	19,502

Average Gold-Oriented Fund	5.8	17,503

Dow Jones Wilshire 5000 Index	9.3	24,228

1	S&P/Citigroup World Equity Gold Index through June 30, 2005; S&P/Citigroup Custom Precious Metals and Mining Index thereafter.

5

the Precious Metals and Mining fund. Just as the fund is diversified within its sector, you can make sure that your own portfolio is diversified both across and within the major asset classes.

That said, however, a word of caution. While the Precious Metals and Mining Fund had an excellent year, investors should remember that investing across the relatively narrow span of metal- and mineral-related companies does not mean that the fund is truly broadly based. The fund’s fortunes remain tied to a narrow set of trends—including changes in industrial demand for metals and minerals, and in the prices they command—and, with about half its assets invested in only ten stocks, the fund remains highly concentrated in a volatile sector of the market.

Metals and mining stocks nevertheless have performance characteristics different from the market as a whole, which means that a modest allocation to Vanguard Precious Metals and Mining Fund can add some valuable diversification to a well-balanced investment program.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
February 10, 2006

For a Notice to Shareholders concerning the fund’s advisory arrangements, please see page 24.

6

Advisor’s Report

The Precious Metals and Mining Fund produced a very strong return of 70.2% over the 12-month period ended January 31, 2006. This was ahead of the 65.1% return of the benchmark index as well as the 65.7% return of the average gold-oriented fund.

The investment environment

After a lackluster start to 2005, the price of gold bullion moved strongly upward to end January 2006 at $569 per ounce. Prices of a wide range of metals and minerals, from platinum to copper, soared to record levels, underpinned by continued strong demand for raw materials from industrializing nations such as China and India as well as from the United States. The result was a very favorable environment for the mining groups that supply these commodities, reflected in intense interest from equity investors and increased levels of merger-and-acquisition activity within the mining industry.

The portfolio’s performance

Against this backdrop, our substantial and long-standing holdings in platinum shares proved highly beneficial, with South African producers Anglo Platinum and Impala Platinum and U.K. platinum producer Lonmin making notable contributions. In addition, our shares in U.S. coal groups Peabody Energy, Consol Energy, and Arch Coal climbed as coal inventories remained low and the price of oil soared—a factor that increases the attractiveness of thermal coal as a means of power generation.

The increase in merger-and-acquisition activity also supported performance, a result of our strategy of focusing on companies with attractive existing assets. Australian diversified miner WMC Resources was taken over by another Australian firm, the diversified mining group BHP Billiton; U.K. gypsum group BPB was bought by French rival Saint-Gobain; and, in Canada, diversified miner Falconbridge merged with mining group Noranda, then agreed to an offer from its rival Inco to create the world’s largest nickel company.

Among our gold holdings, Canadian producer Centerra Gold and U.S. producer Meridian Gold made strong contributions. Consolidation continued in this group as companies looked for ways to offset higher input costs. Canadian producer Barrick Gold acquired fellow Canadian producer Placer Dome, and Goldcorp announced plans to acquire some of Barrick’s and Placer Dome’s assets. On the negative side, aluminum groups Alcoa of the U.S. and Alumina of Australia made lackluster contributions, Australian producer Centennial Coal suffered from operational concerns, and French kaolin producer Imerys was affected by rising energy costs and unfavorable currency movements.

We increased the fund’s exposure to metals and minerals companies with proven track records, healthy cash flows, and strong positions in materials that are important to the world’s industrializing economies. In addition to companies

7

already named, we added to French nickel group Eramet, Canadian nickel producer Inco, and U.K. diversified miner Rio Tinto. We established new holdings in U.K. platinum group Johnson Matthey, which processes the metal for use in autocatalysts; Australia’s Centennial Coal; and U.K. diversified mining group Vedanta, which has a strong strategic foothold in India.

Within the gold sector, we focused on groups that own the kind of large-scale, low-cost assets that can help to offset their difficult operating environment. New holdings included Canadian gold producer Agnico-Eagle Mines and South African producers Gold Fields and AngloGold Ashanti, while additions included Meridian Gold and Barrick Gold.

We sold some holdings that had performed exceptionally well or that showed, in our opinion, deteriorating business fundamentals. We disposed of Canadian uranium miner Cameco, which had performed very strongly for the fund, and took profits in Brazilian iron ore producer Companhia Vale do Rio Doce. We also sold our holdings in Alcoa and Alumina. Operating in one of the more energy-intensive industries, aluminum producers may face higher input costs.

The fund’s positioning

The investment environment for the fund remains very positive, in our view. The appetite for raw materials from both emerging and developed nations remains strong, and we expect to see further consolidation in the broader mining sector as the strategic importance of raw materials grows. The fund’s holdings have been selected in part because of their very attractive existing reserves and are therefore well-suited to benefit in such an environment, although it is important to remember that higher input costs may continue to hamper the progress of gold companies. At the same time, however, the increasing concentration of the gold industry has made it ever more difficult to maintain a reasonable proportion of the portfolio in gold shares that meet our investment criteria.

Our priority is to ensure that the fund continues to deliver performance through a proven, consistent investment approach, and we therefore strongly believe that the preemptive decision to close the fund to new accounts is in the best interests of existing investors.

Graham E. French, Portfolio Manager
M&G Investment Management Ltd.
February 14, 2006

8

Fund Profile
As of January 31, 2006

Portfolio Characteristics	Fund	Broad Index[1]
Number of Stocks	41	4,968
Median Market Cap	$5.3B	$26.4B
Price/Earnings Ratio	28.4x	20.0x
Price/Book Ratio	4.0x	2.9x
Return on Equity	16.2%	17.2%
Earnings Growth Rate	14.3%	9.9%
Foreign Holdings	90.6%	2.5%
Turnover Rate	20%	—
Expense Ratio	0.40%	—
Short-Term Reserves	7%	—

Country Diversification
Canada	28%
South Africa	16
Australia	15
United Kingdom	13
United States	9
France	5
Peru	2
Germany	2
Brazil	2
Papua New Guinea	1
Short-Term Reserves	7%

Volatility Measures	Fund	Broad Index[1]
R-Squared	0.21	1.00
Beta	1.17	1.00

Ten Largest Holdings[2] (% of total net assets)
Rio Tinto Group	6.7%
Lonmin PLC	6.6
Impala Platinum Holdings Ltd. ADR	5.6
Anglo Platinum Ltd. ADR	5.3
Aber Diamond Corp.	4.8
Meridian Gold Co.	4.7
Barrick Gold Corp.	4.6
Centerra Gold Inc.	4.1
Peabody Energy Corp.	3.5
AngloGold Ashanti Ltd. ADR	3.3
Top Ten	49.2%

1	Dow Jones Wilshire 5000 Index.
2	“Ten Largest Holdings” excludes any temporary cash investments and equity index products. See page 27 for a glossary of investment terms.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1996–January 31, 2006
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended January 31, 2006			Final Value of a $10,000
	One Year	Five Years	Ten Years	Investment

Precious Metals and Mining Fund[1]	70.19%	35.73%	10.45%	$27,028

Dow Jones Wilshire 5000 Index	13.14	2.07	9.25	24,228

Spliced Precious Metals and Mining Index[2]	65.09	29.22	6.91	19,502

Average Gold-Oriented Fund[3]	65.65	34.34	5.76	17,503

1	Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
2	S&P/Citigroup World Equity Gold Index through June 30, 2005; S&P/Citigroup Custom Precious Metals and Mining Index thereafter.
3	Derived from data provided by Lipper Inc.

10

Fiscal-Year Total Returns (%): January 31, 1996– January 31, 2006

[Dark Gray] - Precious Metals and Mining Fund
[Light gray] - Spliced Precious metals and Mining Index1

Average Annual Total Returns: Periods Ended December 31, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Precious Metals and Mining Fund[2]	5/23/1984	43.79%	31.36%	7.69%	2.83%	10.52%

1	S&P/Citigroup World Equity Gold Index through June 30, 2005; S&P/Citigroup Custom Precious Metals and Mining Index thereafter.
2	Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
Note: See Financial Highlights table on page 16 for dividend and capital gains information.

11

Financial Statements

Statement of Net Assets
As of January 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Common Stocks (92.8%)
Australia (14.7%)
Rio Tinto Ltd.	2,875,000	164,417
BHP Billiton Ltd.	5,000,000	98,116
1 Iluka Resources Ltd.	12,450,000	69,268
CSR Ltd.	21,000,000	67,238
* Sims Group Ltd.	3,850,000	46,597
Centennial Coal Co., Ltd.	12,575,000	36,147
* Tanami Gold NL	18,170,000	2,767
* Magnesium International Ltd.	1,678,671	594
Brazil (1.6%)		485,144
Companhia Vale do Rio Doce ADR	1,000,000	51,270

Canada (27.9%)
1 Aber Diamond Corp.	3,919,400	159,477
*1 Meridian Gold Co. Inc. (U.S. Shares)	5,750,000	156,285
Barrick Gold Corp.	4,885,165	152,541
*1 Centerra Gold Inc.	3,655,000	134,269
First Quantum Minerals Ltd.	2,319,453	88,351
Agnico-Eagle Mines Ltd.	3,100,000	75,704
Falconbridge Ltd. (New)	1,997,000	67,230
Inco Ltd.	1,000,000	51,280
Agrium, Inc.	1,350,000	31,999
* SouthernEra Diamonds, Inc.	4,937,400	2,116
France (4.8%)		919,252
Imerys SA	1,010,000	83,229
Eramet SLN	668,994	73,585
Germany (2.4%)		156,814
K+S AG	1,134,773	77,596

Papua New Guinea (1.2%)
* Lihir Gold Ltd.	20,250,000	37,566
* Bougainville Copper Ltd.	2,000,000	1,063
Peru (2.4%)		38,629
Compania de Minas Buenaventura S.A.u ADR	2,900,000	80,388

South Africa (16.3%)
Impala Platinum Holdings Ltd. ADR	4,300,000	184,797
Anglo Platinum Ltd. ADR	2,127,400	175,796
AngloGold Ashanti Ltd. ADR	1,800,000	110,124
Gold Fields Ltd. ADR	2,425,000	57,182
Northam Platinum Ltd.	2,154,267	8,964
United Kingdom (12.8%)		536,863
Lonmin PLC	5,810,000	216,547
Johnson Matthey PLC	2,250,000	58,304
Rio Tinto PLC	1,075,000	54,992
*^ Peter Hambro Mining PLC	1,742,423	39,961

12

	Shares	Market Value• ($000)
Vedanta Resources PLC	2,300,000	39,655
BHP Billiton PLC	600,000	11,132
*1 Zambezi Resources Ltd.	4,895,833	1,049
United States (8.7%)		421,640
Peabody Energy Corp.	1,150,000	114,438
CONSOL Energy, Inc.	1,440,000	104,976
Arch Coal, Inc.	650,000	56,368
* FMC Corp.	212,000	11,961
		287,743
Total Common Stocks (Cost $1,829,296)		3,055,339

Precious Metals (0.1%)
* Platinum Bullion (In Ounces) (Cost $1,213)	2,009	2,165
Temporary Cash Investments (8.3%)
2 Vanguard Market Liquidity Fund, 4.405%	245,006,109	245,006
2 Vanguard Market Liquidity Fund, 4.405%—Note F	31,300,000	31,300
Total Temporary Cash Investments (Cost $276,306)		276,306
Total Investments (101.2%) (Cost $2,106,815)		3,333,810
Other Assets and Liabilities—Net (-1.2%)		(37,117)
Net Assets (100%)
Applicable to 121,736,497 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		3,296,693
Net Asset Value Per Share		$27.08

Market Value• ($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	$3,333,810
Receivables for Capital Shares Issued	28,226
Other Assets—Note C	4,827
Total Assets	3,366,863
Liabilities
Security Lending Collateral Payable to Brokers—Note F	31,300
Payables for Investment Securities Purchased	32,591
Other Liabilities	6,279
Total Liabilities	70,170
Net Assets	$3,296,693

At January 31, 2006, net assets consisted of:3

	Amount ($000)	Per Share
Paid-in Capital	2,114,030	17.36
Overdistributed Net Investment Income	(29,445)	(.24)
Overdistributed Net Realized Gains	(14,892)	(.12)
Unrealized Appreciation
Investment Securities	1,226,995	10.08
Foreign Currencies	5.00
Net Assets	3,296,693	$27.08

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker/dealers. See Note F in Notes to Financial Statements.
1	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note H in Notes to Financial Statements.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	See Note D in Notes to Financial Statements for the tax-basis components of net assets. ADR--American Depositary Receipt.

13

Statement of Operations

Year Ended January 31, 2006
($000)

Investment Income

Income

Dividends[1,2]	31,377

Interest[2]	2,790

Security Lending	460

Total Income	34,627

Expenses

Investment Advisory Fees—Note B	2,204

The Vanguard Group—Note C

Management and Administrative	4,012

Marketing and Distribution	296

Custodian Fees	142

Auditing Fees	17

Shareholders' Reports	40

Trustees' Fees and Expenses	2

Total Expenses	6,713

Net Investment Income	27,914

Realized Net Gain (Loss)

Investment Securities Sold	89,900

Foreign Currencies	(947)

Realized Net Gain (Loss)	88,953

Change in Unrealized Appreciation (Depreciation)

Investment Securities	943,737

Foreign Currencies	(4)

Change in Unrealized Appreciation (Depreciation)	943,733

Net Increase (Decrease) in Net Assets Resulting from Operations	1,060,600

1	Dividends are net of foreign withholding taxes of $946,000.
2	Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $3,822,000, $2,748,000, and $0, respectively.

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Statement of Changes in Net Assets

	Year Ended January 31,
	2006	2005
	($000)	($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	27,914	8,729

Realized Net Gain (Loss)	88,953	64,521

Change in Unrealized Appreciation (Depreciation)	943,733	30,576

Net Increase (Decrease) in Net Assets Resulting from Operations	1,060,600	103,826

Distributions

Net Investment Income	(24,676)	(7,256)

Realized Capital Gain[1]	(57,268)	(43,291)

Total Distributions	(81,944)	(50,547)

Capital Share Transactions—Note G

Issued	1,591,746	316,514

Issued in Lieu of Cash Distributions	75,974	46,989

Redeemed[2]	(270,841)	(103,934)

Net Increase (Decrease) from Capital Share Transactions	1,396,879	259,569

Total Increase (Decrease)	2,375,535	312,848

Net Assets

Beginning of Period	921,158	608,310

End of Period[3]	3,296,693	921,158

1	Includes fiscal year 2006 and 2005 short-term gain distributions totaling $14,086,000 and $353,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2	Net of redemption fees of $1,463,000 and $296,000.
3	Including undistributed (overdistributed) net investment income of ($29,445,000) and ($30,085,000).

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Financial Highlights

	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$16.46	$15.29	$11.25	$9.31	$7.51

Investment Operations

Net Investment Income	.337[1]	.185[1]	.194	.25	.28

Net Realized and Unrealized Gain (Loss) on Investments[2]	11.080	1.988	4.780	2.18	1.91

Total from Investment Operations	11.417	2.173	4.974	2.43	2.19

Distributions

Dividends from Net Investment Income	(.240)	(.144)	(.934)	(.49)	(.39)

Distributions from Realized Capital Gains	(.557)	(.859)	—	—	—

Total Distributions	(.797)	(1.003)	(.934)	(.49)	(.39)

Net Asset Value, End of Period	$27.08	$16.46	$15.29	$11.25	$9.31

Total Return[3]	70.19%	14.20%	44.07%	26.51%	30.05%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$3,297	$921	$608	$537	$410

Ratio of Total Expenses to Average Net Assets	0.40%	0.48%	0.55%	0.60%	0.63%

Ratio of Net Investment Income to Average Net Assets	1.68%	1.32%	1.61%	2.14%	3.45%

Portfolio Turnover Rate	20%	36%	15%	43%	52%

1	Calculated based on average shares outstanding.
2	Includes increases from redemption fees of $.01, $.01, $.00, $.02, and $.00.
3	Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year. See accompanying Notes, which are an integral part of the Financial Statements.

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Notes to Financial Statements

Vanguard Precious Metals and Mining Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Specialized Funds. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Precious metals are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2.     Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m., Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.     Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

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6.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B.     M&G Investment Management Ltd. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2006, the investment advisory fee represented an effective annual rate of 0.13% of the fund’s average net assets.

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2006, the fund had contributed capital of $262,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.26% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2006, the fund realized net foreign currency losses of $947,000, which permanently decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income.

Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended January 31, 2006, the fund did not realize any gains on the sale of passive foreign investment companies. Unrealized appreciation on passive foreign investment company holdings at January 31, 2006, was $30,162,000, including $30,044,000 that has been distributed and is reflected in the balance of overdistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $1,651,000 from undistributed net investment income, and $4,909,000 from accumulated net realized gains, to paid-in capital.

During 2001, the fund elected to use a provision of the Taxpayer Relief Act of 1997 to mark-to-market certain appreciated securities held on January 1, 2001; such securities were treated as sold and repurchased, with unrealized gains of $46,006,000 becoming realized, for tax purposes. The mark-to-market created a difference between the cost of investments for financial statement and tax purposes, which will reverse when the securities are sold. Through January 31, 2006, the fund realized gains on the sale of these securities of $1,494,000 for financial statement purposes, which were included in prior year mark-to-market gains for tax purposes. The remaining difference of $44,512,000 is reflected in the balance of overdistributed net realized gains; the corresponding difference between the securities’ cost for financial statement and tax purposes is reflected in unrealized appreciation.

For tax purposes, at January 31, 2006, the fund had $28,340,000 of ordinary income and $3,772,000 of long-term capital gains available for distribution.

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At January 31, 2006, net unrealized appreciation of investment securities for tax purposes was $1,152,321,000, consisting of unrealized gains of $1,160,268,000 on securities that had risen in value since their purchase and $7,947,000 in unrealized losses on securities that had fallen in value since their purchase or since being marked-to-market for tax purposes.

E.     During the year ended January 31, 2006, the fund purchased $1,449,307,000 of investment securities and sold $317,413,000 of investment securities other than temporary cash investments.

F.     The market value of securities on loan to broker/dealers at January 31, 2006, was $29,806,000, for which the fund received cash collateral of $31,300,000.

G.     Capital shares issued and redeemed were:

	Year Ended January 31,
	2006 Shares	2005 Shares
	(000)	(000)

Issued	76,073	20,030

Issued in Lieu of Cash Distributions	3,283	2,850

Redeemed	(13,578)	(6,715)

Net Increase (Decrease) in Shares Outstanding	65,778	16,165

H.     Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period ended January 31, 2006, in securities of these companies were as follows:

		Current Period Transactions
	Jan. 31, 2005	Purchases	Proceeds from	Dividend	Jan. 31, 2006
	Market Value	at Cost	Securities Sold	Income	Market Value
	($000)	($000)	($000)	($000)	($000)

Aber Diamond Corp.	n/a1	87,007	—	2,470	159,477

Centerra Gold Inc.	n/a1	62,006	—	—	134,269

Iluka Resources Ltd.	n/a1	44,990	—	1,352	69,268

Meridian Gold Co. Inc.	n/a1	58,592	—	—	156,285

Zambezi Resources Ltd.	n/a1	862	—	—	1,049

	—			3,822	520,348

1    At January 31, 2005, the issuer was not an affiliated company of the fund.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Precious Metals and Mining Fund:

In our opinion, the accompanying statement of net assets, the statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Precious Metals and Mining Fund (one of the funds constituting Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2006 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 13, 2006

Special 2005 tax information (unaudited) for Vanguard Precious Metals and Mining Fund

This information for the fiscal year ended January 31, 2006, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $43,317,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

20

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we use actual prior-year figures and estimates for 2006. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Precious Metals and Mining Fund1
Periods Ended January 31, 2006

	One Year	Five Years	Ten Years
Returns Before Taxes	70.19%	35.73%	10.45%
Returns After Taxes on Distributions	69.08	33.89	9.32
Returns After Taxes on Distributions and Sale of Fund Shares	46.26	31.03	8.49

1	Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended January 31, 2006

Precious Metals and Mining Fund	Beginning Account Value 7/31/2005	Ending Account Value 1/31/2006	Expenses Paid During Period[1]
Based on Actual Fund Return	$1,000.00	$1,479.80	$2.44
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.24	1.99

1	The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.39%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

22

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 1% fee on redemptions of shares held for less than one year. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund prospectus.

23

Notice to Shareholders

The board of trustees of Vanguard Precious Metals and Mining Fund has adopted a new asset-based advisory fee schedule for the fund’s advisor—M&G Investment Management Limited—effective February 1, 2006. In addition, the board has added a performance adjustment to the fee arrangement in order to further align the interests of M&G and the fund’s shareholders. The performance adjustment will increase or decrease the asset-based fee proportionately with the investment performance of the fund. The new advisory fee arrangement for M&G is expected to raise the fund’s expense ratio to 0.43% from 0.40%. For shareholders, the increase represents an additional $3 in costs on a $10,000 investment. This change will not affect the fund’s investment objective, policies, or strategies.

The fund’s trustees regularly evaluate its investment advisory arrangements, focusing on factors such as the advisor’s investment process, style consistency, and performance, as well as the composition and depth of the management and research teams. In deciding to adopt the new fee arrangement, the trustees considered the fund’s performance together with a wide range of information relating to M&G.

The fund has entered into a new investment advisory agreement with M&G to reflect the new fee arrangement; however, other terms of the existing agreement have not changed. Under the terms of the agreement, the fund will pay M&G a fee at the end of each fiscal quarter. The fee is calculated by applying an annual percentage rate to the average month-end net assets of the fund during the quarter. The quarterly payments to M&G may be increased or decreased by applying the new performance adjustment. The adjustment will be based on the fund’s cumulative total performance over a trailing 36-month period (subject to certain transition rules that will be in place until 36 months have elapsed from the date of the new agreement) as compared with that of the S&P/Citigroup Custom Precious Metal & Mining Index over the same period.

For the fiscal year ended January 31, 2006, the total advisory fees paid by Vanguard Precious Metals and Mining Fund to M&G were $2.2 million, or 0.13% of the fund’s average net assets. If the new fee arrangement had been in place throughout the fiscal year, the advisory fees paid by the fund would have been $2.7 million, or 0.16% of the fund’s average net assets. The average advisory fee paid by funds in the Precious Metals and Mining Fund’s peer group was 0.68% of assets, according to Lipper Inc.

Board approval of the investment advisory agreement

M&G is responsible for managing the investment and reinvestment of the Precious Metals and Mining Fund’s assets and for continuously reviewing, supervising, and administering the fund’s investment program. The advisor discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the fund.

The board’s decision to revise the current asset-based advisory fee schedule and add a performance adjustment schedule was based upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance results. In considering whether to approve the new agreement, the board engaged in arm’s-length discussions with M&G and considered the following factors, among others:

The board considered the benefits to shareholders of continuing to retain M&G as advisor to the fund, particularly in light of the nature, extent, and quality of services provided by M&G. The board considered the quality of investment management to the fund over both the short and the long term and the organizational depth and stability of the firm. The trustees concluded that M&G retains a portfolio management team that continues to execute a disciplined process of identifying attractive precious metals and mining companies.

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The board observed that M&G, which is a subsidiary of Prudential plc, has a deep team of talented investment professionals. The team consists of 42 experienced investment professionals, including 21 portfolio managers and 11 research analysts. Further, the board noted that the fund’s lead manager, Graham E. French, has served in that role since 1996 and was the assistant fund manager from 1991 to 1996. The board concluded that M&G is a stable and financially sound organization with more than $214 billion in assets under management. The board also concluded that M&G has consistently managed the Precious Metals and Mining Fund in accordance with its mandate.

In addition, the board concluded that M&G has provided high-quality advisory services for the Precious Metals and Mining Fund and has demonstrated strong organizational depth and stability over both the short and long term. Noting that the asset-based advisory fee schedule had been in place since 1996, the board decided that the fee schedule should be adjusted to reflect the fair market value of M&G’s services and the firm’s need to maintain an expanded portfolio management team to manage a large fund in this market segment. Under the new fee arrangement, M&G could build on its organizational depth and stability, and enhance the fund’s portfolio management team by hiring and retaining top investment talent.

The board considered the investment performance of the fund and the advisor compared with the performance of the fund’s peer group and relevant benchmarks. The trustees concluded that the fund is managed in a disciplined fashion and that the firm’s emphasis on quality and valuation has aided the fund’s relative performance. Further, the board concluded that short- and long-term performance has been very competitive, with the fund consistently outperforming its peer group and relevant benchmarks.

The board considered the cost of services to be provided, including consideration of competitive fee rates and expense ratios, and the fact that, after the adjustment to M&G’s advisory fee schedule, the fund’s advisory fee is expected to remain significantly below the fees of most of its peers.

The board considered the extent to which economies of scale would be realized as the fund grows, including a consideration of appropriate breakpoints in the fee schedule. By including asset-based breakpoints in M&G’s fee schedule, the trustees ensure that, if the fund continues to grow, investors will benefit by realizing economies of scale in the form of a lower advisory fee ratio.

The board considered all of the circumstances and information provided by both M&G and Vanguard regarding the performance of the fund and the advisor, and concluded that approval of a new advisory fee schedule in the investment advisory agreement is in the best interest of the fund and its shareholders.

Background information on M&G

M&G Investment Management Limited, Laurence Pountney Hill, London EC4R 0HH, England, is an advisory firm that is a wholly owned subsidiary of Prudential plc. M&G, a separate business unit within the Prudential group, launched Britain’s first unit trust (mutual fund) in 1931.

M&G has been an advisor to the Precious Metals and Mining Fund since 1991. The manager primarily responsible for overseeing the fund’s investments is Graham E. French, manager at M&G. He has worked in investment management since 1988; has been with M&G since 1989; was assistant fund manager from 1991 through 1996; and has been lead manager of the fund since 1996. Education: B.Sc., University of Durham.

25

Vanguard’s Policies for Managing Changes to Investment Advisory Arrangements

The boards of trustees of the Vanguard funds (including Vanguard Precious Metals and Mining Fund) and Vanguard have adopted practical and cost-effective policies for managing the funds’ arrangements with their unaffiliated investment advisors, as permitted by a recent order from the U.S. Securities and Exchange Commission (SEC).

Background

In 1993, Vanguard was among the first mutual fund companies to streamline the process of changing a fund’s investment advisory arrangements. In essence, the SEC order enabled the boards of the Vanguard funds to enter into new or revised advisory arrangements without the delay and expense of a shareholder vote. This ability, which is subject to a number of SEC conditions designed to protect shareholder interests, has saved the Vanguard funds and their shareholders several million dollars in proxy costs since 1993. It has also enabled the funds’ trustees to quickly implement advisory changes in the best interest of shareholders. Over the past 12 years, as the SEC gained experience in this area, it has granted more flexible conditions to other fund companies. Consequently, Vanguard received the SEC’s permission to update its policies concerning its arrangements with outside investment advisors.

Our updated policies

Vanguard is adopting several additional practical and cost-effective policies in managing the Vanguard funds’ investment advisory arrangements:

Statement of Additional Information (SAI). Vanguard funds that employ an unaffiliated investment advisor will now show advisory fee information on an aggregate basis in their SAIs. (A fund’s SAI provides more detailed information than its prospectus and is available to investors online at Vanguard.com® or upon request.) Previously, separate fee schedules were presented for each unaffiliated advisor. Each fund’s SAI will also include the amount paid by the fund for any investment advisory services provided on an at-cost basis by The Vanguard Group. Reporting advisory fees in this manner is the same approach used by other fund companies that have received similar SEC exemptive orders.

Shareholder notification. Like other fund companies, Vanguard will have up to 90 days after a fund enters into a new advisory agreement to notify shareholders of the change. Previously, shareholders were notified at least 30 days before any such change, if possible. In practice, Vanguard expects to continue notifying shareholders of advisory changes as soon as is practical, taking into account opportunities to reduce postage expenses by enclosing notices with previously scheduled mailings.

Redemption fees. Vanguard Precious Metals and Mining Fund charges a redemption fee on shares redeemed within one year of purchase. Previously, redemption fees were required to be waived for 90 days after giving notice of a fund advisory change. The SEC has not generally applied this requirement to other fund companies and has now eliminated it for Vanguard. (Redemption fees—which are paid to the fund, not to Vanguard—are designed to ensure that short-term investors pay their fair share of a fund’s transaction costs.)

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Glossary

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate.     The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio.     The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings.     The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap.     An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio.     The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio.     The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity.     The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves.     The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate.     An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield.     A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

27

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Chairman of the Board, Chief Executive Officer, and Trustee since May 1987 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/ consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from Vanguard.

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard ™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Vanguard.com, Admiral, Connect with
Vanguard, and the ship logo are trademarks of
Direct Investor Account Services > 800-662-2739	The Vanguard Group, Inc.

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone > 800-952-3335	respective owners.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard's proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for "proxy voting guidelines," or by calling
the fund's current prospectus	Vanguard at 800-662-2739. They are also available from
the SEC's website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies
for securities it owned during the 12 months ended June
30. To get the report, visit either www.vanguard.com or
www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q530 032006

Vanguard® Health Care Fund

› Annual Report

January 31, 2006

>	For the fiscal year ended January 31, 2006, Vanguard Health Care Fund posted a robust return above 21%.

>	The fund outpaced its comparative measures by a considerable margin.

>	The fund’s holdings in biotech and health care services stocks contributed significantly to returns, as did its foreign holdings.

Contents
Your Fund's Total Returns	1
Chairman's Letter	2
Advisor's Report	6
Fund Profile	7
Performance Summary	8
Financial Statements	10
Your Fund's After-Tax Returns	23
About Your Fund's Expenses	24
Glossary	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2006
Vanguard Health Care Fund	Total Return

Investor Shares	21.5%

Admiral™ Shares[1]	21.6

S&P Health Sector Index	11.6

Average Health/Biotechnology Fund[2]	16.6

Dow Jones Wilshire 5000 Index	13.1

Your Fund’s Performance at a Glance
January 31, 2005–January 31, 2006

			Distributions Per Share
	Starting	Ending	Income	Capital
Vanguard Health Care Fund	Share Price	Share Price	Dividends	Gains

Investor Shares	$123.84	$143.39	$1.542	$5.085

Admiral Shares	52.25	60.52	0.690	2.147

1	A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2	Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

During the 12 months ended January 31, health care stocks made up one of the stock market’s better-performing sectors. Vanguard Health Care Fund, with its broad diversification across health care industries and its exposure to international pharmaceutical stocks, fared particularly well.

As noted on page 1, the fund earned more than 21%, ending far in front of the broad stock market as well as its benchmark index, and nearly five percentage points ahead of the average competing fund.

If you hold the Health Care Fund in a taxable account, you may wish to review the fund’s after-tax returns, which appear on page 23.

U.S. stock prices climbed; economic signals were mixed

U.S. stocks produced strong returns during the 12 months ended January 31. The market’s smaller companies performed best—a pattern that has prevailed for much of the past five years—but large-capitalization stocks also registered double-digit returns. International stocks surged, particularly those from emerging markets and a seemingly revitalized Japan.

In contrast with the stock market’s clear-cut positives, the economy was a collection of inconsistencies. Stubbornly high energy prices, tighter monetary policy, and hints of deceleration in the housing market struck a cautionary note. Robust profit growth and steady job creation sounded an optimistic counterpoint.

2

The Fed’s rate hikes reverberated through the bond market

The broad U.S. bond market registered modest returns as the Federal Reserve Board hiked its target for short-term interest rates to 4.50% by the fiscal year-end, for a total increase of 2.25 percentage points in nine separate actions over the 12 months. Rate increases were sharpest—and the attendant price declines most pronounced—among short-term bonds, which generated weak total returns. Longer-term bonds held up better, with rate increases—and price declines—that were more modest.

The health care sector performed well during the year

After a difficult 2004, the stocks of many major pharmaceutical companies rebounded during the 12 months ended January 31. Biotech companies surged. The Health Care Fund’s large stake in biotech issues, along with excellent stock selection in the broader U.S. and international markets, contributed to its benchmark-beating returns.

Although some large U.S. pharmaceutical firms struggled, the fund’s holdings in foreign drugmakers were strong performers. The health services sector, particularly managed-care companies, also contributed significantly to the overall return. As suggested by the variety of its strong performers, the fund’s customary diversification across health care industries was an important plus during the period. By spreading its investments broadly across the major health care subsectors, including biotechnology, medical devices, and health services, as well as pharmaceuticals, the

Market Barometer

	Average Annual Total Returns Periods Ended January 31, 2006
	One Year	Three Years	Five Years

Stocks

Russell 1000 Index (Large-caps)	12.1%	17.4%	1.0%

Russell 2000 Index (Small-caps)	18.9	26.9	9.0

Dow Jones Wilshire 5000 Index (Entire market)	13.1	18.8	2.1

MSCI All Country World Index ex USA (International)	27.5	30.6	7.8

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	1.8%	3.6%	5.5%

Lehman Municipal Bond Index	2.8	4.6	5.4

Citigroup 3-Month Treasury Bill Index	3.2	1.8	2.2

CPI

Consumer Price Index	4.0%	3.0%	2.5%

3

investment advisor ensures that the portfolio isn’t too heavily concentrated in any one area and stands to benefit from advances in several.

During the fiscal year, the French company Sanofi-Aventis was particularly strong. Health services stocks (notably, McKesson and Humana) made impressive contributions to the fund’s performance, as did several biotech stocks.

The advisor, Wellington Management Company, has clearly added value through its stock-picking expertise, while Vanguard’s low costs have allowed more of the fund’s gains to stay in shareholders’ pockets. (For a comparison of your fund’s cost with the average cost of its competitors, see the table below.)

As you know, the Health Care Fund was closed to new investors on March 23, 2005, after experiencing a significant increase in assets. The closure supports the advisor’s ability to maintain its disciplined investment approach in deploying the fund’s assets.

The fund assesses a redemption fee of 1% on sales of shares held for less than one year, a measure designed to deter short-term trading.

For more information about the fund’s performance and its individual securities, please see the Advisor’s Report that begins on page 6.

The fund’s long-term record has been outstanding

We believe that long-term performance is the best gauge of how well a fund meets its mandate. Here, the Health Care Fund really shines, with an average annual return of 17.2% over the past ten years. The fund’s diversification within its sector helped it to outstrip its benchmarks over the decade—participating in the sector’s strong performance without undue exposure to the often fast-changing fortunes of any one segment. The table on page 5 shows the fund’s average annual return for the decade ended January 31, 2006, along with the

Expense Ratios:1
Your fund compared with its peer group

	Investor Shares	Admiral Shares	Average Health/ Biotechnology Fund

Health Care Fund	0.25%	0.14%	1.79%

1	Fund expense ratios reflect the fiscal year ended January 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

4

returns of its comparative measures. The table also shows what would have happened to a hypothetical $25,000 investment made in each at the start of the period. In your fund, the investment would have grown to $122,573, or nearly five times the original sum. That’s over $53,000 more than the result for the average health/biotechnology fund and more than double the total for the broad stock market.

Diversification remains essential to long-term success in investing

No one knows what will happen in the health care sector or the larger stock market in the remainder of 2006 and beyond. That uncertainty is precisely why we always encourage our shareholders to evaluate their investments from a long-term perspective, and why we place such high value on what we believe are the keys to a successful investment program—namely, balance among stock, bond, and money market funds; a disciplined approach to investment selection; a constancy of purpose that doesn’t shift with market trends; and careful attention to costs.

As an investor, you can emulate some of the strategies that have worked well for the Health Care Fund. Just as the fund is diversified within its sector, you can make sure that your own portfolio is diversified both across and within the major asset classes. As part of such a balanced portfolio, Vanguard Health Care Fund can play a role in helping you to move toward your financial goals.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
February 10, 2006

Total Returns	Ten Years Ended January 31, 2006
	Average	Final Value of a $25,000
	Annual Return	Initial Investment

Health Care Fund Investor Shares	17.2%	$122,573

S&P Health Sector Index	10.4	67,215

Average Health/Biotechnology Fund	10.8	69,441

Dow Jones Wilshire 5000 Index	9.3	60,570

5

Advisor’s Report

Vanguard Health Care Fund advanced 21.5% for Investor Shares and 21.6% for Admiral Shares in the fiscal year ended January 31, 2006. In comparison, the S&P 500 Index was up 10.4%, the S&P 500 Health Sector Index 11.6%, and the average health/biotechnology fund 16.6%.

The investment environment

Health care stocks fared well overall, despite another subpar year for America’s largest pharmaceutical companies. Health services companies continued to perform well in anticipation of new Medicare legislation. Biotechnology stocks prospered as a group, thanks to a number of companies with dynamic growth. The larger international companies were strong, owing to better product life-cycle dynamics than those of their U.S. peers. Medical product companies lagged in the fiscal year.

Our successes

Significant holdings in the major European pharmaceutical firms of Roche, Sanofi-Aventis, and AstraZeneca provided a strong boost to the portfolio. The biotech companies Gilead Sciences, Genentech, and Amgen also contributed notably, as did health services players McKesson, Humana, and Cardinal Health.

In general, our strong performance during the year stemmed from having good exposure to the better-performing sectors and less to the lagging categories of medical products and major U.S. pharmaceuticals.

Our shortfalls

Our Japanese stocks lagged slightly. Additionally, the withdrawal of the drug Tysabri, used in the treatment of multiple sclerosis, hit our position in Biogen Idec early in the fiscal year.

Our portfolio positioning

We continue to maintain a portfolio that is oriented toward the long term, has low turnover, and is well-diversified across the subsectors of health care. We are concentrated in large- and mid-capitalization stocks and have significant exposure to international companies.

Following three good years, we think it will be more difficult for health care stocks to provide strong absolute returns. We are incrementally positioning the fund to provide more downside protection while still participating in the very favorable long-term outlook for health care.

Edward P. Owens, Senior Vice President and Portfolio Manager
Wellington Management Company, LLP
February 13, 2006

6

Fund Profile
As of January 31, 2006

Portfolio Characteristics	Fund	Broad Index[1]
Number of Stocks	87	4,968
Median Market Cap	$28.2B	$26.4B
Price/Earnings Ratio	24.3x	20.0x
Price/Book Ratio	3.7x	2.9x
Yield		1.6%
Investor Shares	1.1%
Admiral Shares	1.2%
Return on Equity	17.6%	17.2%
Earnings Growth Rate	12.3%	7.7%
Foreign Holdings	27.5%	2.5%
Turnover Rate	14%	—
Expense Ratio		—
Investor Shares	0.25%
Admiral Shares	0.14%
Short-Term Reserves	10%	—

Volatility Measures	Fund	Broad Index[1]
R-Squared	0.44	1.00
Beta	0.60	1.00

Sector Diversification (% of portfolio)
Biotechnology	12%
Consumer Staples	3
Health Care Distributors	7
Health Care Equipment	7
Health Care Facilities	2
Health Care Services	4
Health Care Supplies	1
Managed Health Care	5
Materials	2
Pharmaceuticals	47
Short-Term Reserves	10%

Ten Largest Holdings[2] (% of total net assets)
Eli Lilly & Co.	5.0%
Sanofi-Aventis	4.0
Schering-Plough Corp.	3.8
Roche Holdings AG	3.7
Forest Laboratories, Inc.	3.5
AstraZeneca Group PLC	3.4
Cardinal Health, Inc.	3.3
McKesson Corp.	3.1
Pfizer Inc.	3.0
Novartis AG	2.9
Top Ten	35.7%

Country Diversification
United States	63%
Japan	9
Switzerland	7
France	4
United Kingdom	4
Germany	2
Others	1
Short-Term Reserves	10%

Investment Focus

1	Dow Jones Wilshire 5000 Index.
2	“Ten Largest Holdings” excludes any temporary cash investments and equity index products. See page 27 for a glossary of investment terms.

7

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1996–January 31, 2006
Initial Investment of $25,000

	Average Annual Total Returns Periods Ended January 31, 2006			Final Value of a $25,000
	One Year	Five Years	Ten Years	Investment

Health Care Fund Investor Shares[1]	21.49%	7.93%	17.23%	$122,573

Dow Jones Wilshire 5000 Index	13.14	2.07	9.25	60,570

S&P Health Sector Index	11.57	-0.38	10.40	67,215

Average Health/Biotechnology Fund[2]	16.58	1.32	10.76	69,441

	One Year	Since Inception[3]	Final Value of a $100,000 Investment

Health Care Fund Admiral Shares[1]	21.62%	10.17%	$150,470

Dow Jones Wilshire 5000 Index	13.14	7.32	134,734

S&P Health Sector Index	11.57	0.63	102,670

1	Total return figures do not reflect the 1% fee assessed on redemptions of shares held less than one year.
2	Derived from data provided by Lipper Inc.
3	November 12, 2001. Note: See Financial Highlights tables on pages 16 and 17 for dividend and capital gains information.

8

Fiscal-Year Total Returns (%): January 31, 1996–January 31, 2006

[Dark Gray] - Health Care Fund Investor Shares
[Light Gray] - S&P Health Sector Index

Average Annual Total Returns: Periods Ended December 31, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Investor Shares[1]	5/23/1984	15.41%	5.72%	16.30%	1.13%	17.43%

Admiral Shares[1]	11/12/2001	15.54	9.65[2]	—	—	—

1	Total return figures do not reflect the 1% fee assessed on redemptions of shares held less than one year.
2	Return since inception.

9

Financial Statements

Statement of Net Assets
As of January 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Common Stocks (90.2%)
United States (62.7%)
Biotechnology (12.0%)
* Amgen, Inc.	9,989,355	728,124
* Gilead Sciences, Inc.	9,249,848	563,038
* Genzyme Corp.	7,556,840	536,082
* Genentech, Inc.	5,450,000	468,264
* MedImmune Inc.	8,400,000	286,608
*^1 Cephalon, Inc.	3,369,200	238,843
* Vertex Pharmaceuticals, Inc.	3,755,400	134,143
* Biogen Idec Inc.	2,000,000	89,500
* Millennium Pharmaceuticals, Inc.	7,741,300	80,045
*^ Human Genome Sciences, Inc.	1,938,500	21,324
Chemicals (0.6%)		3,145,971
Sigma-Aldrich Corp.	2,600,000	168,688

Food & Staples Retailing (2.4%)
CVS Corp.	21,400,000	594,064
Walgreen Co.	1,000,000	43,280
Health Care Equipment & Supplies (7.3%)		637,344
Health Care Equipment (6.7%)
Becton, Dickinson & Co.	7,800,000	505,440
Medtronic, Inc.	8,700,000	491,289
Baxter International, Inc.	5,300,000	195,305
Beckman Coulter, Inc.	2,776,600	165,347
* Thermo Electron Corp.	3,000,000	100,920
* Hospira, Inc.	2,145,070	95,992
* St. Jude Medical, Inc.	1,800,000	88,434
* Ventana Medical Systems, Inc.	1,200,000	48,408
Biomet, Inc.	1,044,700	39,500
STERIS Corp.	850,000	22,950
* Viasys Healthcare Inc.	212,130	6,008

Health Care Supplies (0.6%)
Bausch & Lomb, Inc.	1,200,000	81,060
DENTSPLY International Inc.	1,442,700	77,473
Health Care Providers & Services (16.6%)		1,918,126
Health Care Distributors (6.7%)
Cardinal Health, Inc.	12,136,708	874,328
1 McKesson Corp.	15,400,000	816,200
1 Owens & Minor, Inc.Holding Co.	2,200,000	68,860

Health Care Facilities (1.7%)
HCA Inc.	6,850,000	336,198
Universal Health Services Class B	2,460,400	116,894

Health Care Services (3.4%)
Quest Diagnostics, Inc.	4,300,000	212,549
*^1 Cerner Corp.	4,600,000	207,000
^ IMS Health, Inc.	8,347,400	205,346

10

	Shares	Market Value• ($000)
* Laboratory Corp. of America Holdings	2,967,360	174,036
* Medco Health Solutions, Inc.	1,000,000	54,100
*1 PAREXEL International Corp.	1,570,200	38,281

Managed Health Care (4.8%)
*1 Humana Inc.	9,777,500	545,291
* Coventry Health Care Inc.	5,150,000	306,786
* WellPoint Inc.	2,711,000	208,205
CIGNA Corp.	1,590,300	193,380
* Health Net Inc.	500,000	24,685
Household Products (0.5%)		4,382,139
Colgate-Palmolive Co.	1,521,000	83,488
Kimberly-Clark Corp.	676,300	38,630
Insurance (0.1%)		122,118
UnumProvident Corp.	1,252,500	25,463

Machinery (0.3%)
Pall Corp.	2,404,600	69,252

Pharmaceuticals (22.9%)
Eli Lilly & Co.	23,129,900	1,309,615
Schering-Plough Corp.	52,430,000	1,004,035
*1 Forest Laboratories, Inc.	20,001,500	925,669
Pfizer Inc.	31,011,570	796,377
Abbott Laboratories	14,580,700	629,157
Wyeth	8,250,000	381,563
Bristol-Myers Squibb Co.	13,100,000	298,549
Allergan, Inc.	2,144,100	249,573
Johnson & Johnson	3,000,000	172,620
1 Perrigo Co.	5,322,320	83,081
* Watson Pharmaceuticals, Inc.	2,200,000	72,798
Mylan Laboratories, Inc.	3,000,000	59,100
* Barr Pharmaceuticals Inc.	900,000	59,022
		6,041,159
Total United States		16,510,260
International (27.5%)
Belgium (0.4%)
^ UCB SA	1,933,593	95,450

Canada (0.2%)
* Axcan Pharma Inc.	1,356,900	24,686
Biovail Corp.	810,700	18,362
Denmark (0.1%)		43,048
^ Novo Nordisk A/S B Shares	700,000	39,083

France (4.2%)
^ Sanofi-Aventis	11,589,415	1,062,502
* Ipsen Promesses	1,400,000	43,181
Germany (2.0%)		1,105,683
^ Bayer AG	8,144,656	340,191
Schering AG	1,640,410	111,984
Bayer AG ADR	1,100,000	45,991
Fresenius Medical Care AG ADR	645,400	22,815
Japan (9.1%)		520,981
Takeda Pharmaceutical Co., Ltd.	10,900,000	617,753
Astellas Pharma Inc.	14,565,700	603,835
Eisai Co., Ltd.	9,453,700	404,361
* Daiichi Sankyo Co., Ltd.	13,538,300	281,024
Chugai Pharmaceutical Co., Ltd.	8,834,500	179,360
Shionogi & Co., Ltd.	9,876,000	149,228
Tanabe Seiyaku Co., Ltd.	6,850,000	73,430
Ono Pharmaceutical Co., Ltd.	1,113,000	50,263
Olympus Corp.	1,000,000	26,402
Netherlands (0.4%)		2,385,656
Akzo Nobel NV	2,400,000	116,188

Sweden (0.3%)
Gambro AB A Shares	5,681,120	66,388
Gambro AB B Shares	414,580	4,848
		71,236

11

	Shares	Market Value• ($000)
Switzerland (7.1%)
Roche Holdings AG	6,123,977	965,440
Novartis AG (Registered)	13,719,880	752,697
Serono SA Class B	217,641	164,876
United Kingdom (3.7%)		1,883,013
AstraZeneca Group PLC	14,781,500	716,226
AstraZeneca Group PLC ADR	3,696,672	179,806
GlaxoSmithKline PLC ADR	1,642,381	84,156
		980,188
Total International		7,240,526
Total Common Stocks (Cost $14,365,715)		23,750,786
Temporary Cash Investments (10.7%)
Money Market Fund (1.0%)
2 Vanguard Market Liquidity Fund, 4.405%—Note G	268,297,159	268,297
	Face Amount ($000)
Commercial Paper (1.6%)
General Electric Capital Corp.
4.393%, 2/28/2006	210,000	209,292
4.555%, 4/3/2006	210,000	208,391
Repurchase Agreements (8.1%)		417,683
Bank of America 4.460%, 2/1/2006 (Dated 1/31/2006,Repurchase Value $556,069,000collateralized by Federal National Mortgage Assn.,4.500%-5.000%, 4/1/2035-9/1/2035)	556,000	556,000
Credit Suisse First Boston LLC 4.460%, 2/1/2006 (Dated 1/31/2006, Repurchase Value $209,026,000 collateralized by Federal National Mortgage Assn., 4.000%-10.500%, 3/1/2008-2/1/2036)	209,000	209,000
Deutsche Bank 4.460%, 2/1/2006 (Dated 1/31/2006,Repurchase Value $290,036,000collateralized by Federal National Mortgage Assn.,4.500%-6.000%, 1/1/2019-11/1/2035 and Federal Home Loan Mortgage Corp., 4.500%,6/1/2035)	290,000	290,000
Goldman Sachs & Co.4.450%, 2/1/2006 (Dated 1/31/2006, Repurchase Value $115,514,000 collateralized by U.S. Treasury Bonds,2.000%-3.875%, 1/15/2026-4/15/2029)	115,500	115,500
JPMorgan Securities Inc.4.460%, 2/1/2006 (Dated 1/31/2006,Repurchase Value $680,384,000collateralized by Federal National Mortgage Assn.,4.000%-7.500%, 6/1/2017-1/1/2036 and Federal Home Loan Mortgage Corp.,4.000%-8.000%, 7/1/2008-1/1/2036)	680,300	680,300
SBC Warburg Dillon Read 4.470%, 2/1/2006 (Dated 1/31/2006,Repurchase Value $275,334,000collateralized by Federal National Mortgage Assn.,4.000%-7.500%, 9/1/2006-1/1/2036 and Federal Home Loan Mortgage Corp.,4.500%-11.500%, 6/1/2007-1/1/2036)	275,300	275,300
		2,126,100

12

Market Value• ($000)
Total Temporary Cash Investments (Cost $2,812,102)	2,812,080
Total Investments (100.9%) (Cost $17,177,817)	26,562,866
Other Assets and Liabilities—Net (-0.9%)	(241,804)
Net Assets (100%)	26,321,062
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	26,562,866
Receivables for Investment Securities Sold	144,051
Receivables for Capital Shares Issued	12,035
Other Assets—Note C	16,047
Total Assets	26,734,999
Liabilities
Security Lending Collateral Payable to Brokers—Note G	268,297
Payables for Investment Securities Purchased	90,737
Payables for Capital Shares Redeemed	12,995
Other Liabilities	41,908
Total Liabilities	413,937
Net Assets	26,321,062

At January 31, 2006, net assets consisted of:[3]
Amount
($000)

Paid-in Capital	16,298,366

Undistributed Net Investment Income	26,914

Accumulated Net Realized Gains	610,828

Unrealized Appreciation (Depreciation)

Investment Securities	9,385,049

Foreign Currencies	(95)

Net Assets	26,321,062

Investor Shares—Net Assets

Applicable to 119,942,571 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	17,198,177

Net Asset Value Per Share—Investor Shares	$143.39

Admiral Shares—Net Assets

Applicable to 150,729,662 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	9,122,885

Net Asset Value Per Share—Admiral Shares	$60.52

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
1	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note I in Notes to Financial Statements.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	See Note E in Notes to Financial Statements for the tax-basis components of net assets. ADR--American Depositary Receipt.

13

Statement of Operations

Year Ended January 31, 2006
($000)

Investment Income

Income

Dividends[1,2]	285,622

Interest	81,867

Security Lending	4,490

Total Income	371,979

Expenses

Investment Advisory Fees—Note B	15,141

The Vanguard Group—Note C

Management and Administrative

Investor Shares	29,866

Admiral Shares	3,281

Marketing and Distribution

Investor Shares	3,271

Admiral Shares	710

Custodian Fees	1,759

Auditing Fees	18

Shareholders' Reports

Investor Shares	309

Admiral Shares	20

Trustees' Fees and Expenses	27

Total Expenses	54,402

Expenses Paid Indirectly—Note D	(460)

Net Expenses	53,942

Net Investment Income	318,037

Realized Net Gain (Loss)

Investment Securities Sold[2]	1,292,124

Foreign Currencies	(3,579)

Realized Net Gain (Loss)	1,288,545

Change in Unrealized Appreciation (Depreciation)

Investment Securities	3,083,759

Foreign Currencies	(94)

Change in Unrealized Appreciation (Depreciation)	3,083,665

Net Increase (Decrease) in Net Assets Resulting from Operations	4,690,247

1	Dividends are net of foreign withholding taxes of $11,216,000.
2	Dividend income and realized net gain (loss) from affiliated companies of the fund were $5,879,000 and $72,576,000,respectively.

14

Statement of Changes in Net Assets

	Year Ended January 31,
	2006	2005
	($000)	($000)

Increase (Decrease) In Net Assets

Operations

Net Investment Income	318,037	220,642

Realized Net Gain (Loss)	1,288,545	826,944

Change in Unrealized Appreciation (Depreciation)	3,083,665	(256,099)

Net Increase (Decrease) in Net Assets Resulting from Operations	4,690,247	791,487

Distributions

Net Investment Income

Investor Shares	(184,582)	(167,039)

Admiral Shares	(94,323)	(26,443)

Realized Capital Gain[1]

Investor Shares	(644,500)	(599,164)

Admiral Shares	(257,326)	(86,277)

Total Distributions	(1,180,731)	(878,923)

Capital Share Transactions—Note H

Investor Shares	(4,688,888)	823,467

Admiral Shares	5,594,230	338,599

Net Increase (Decrease) from Capital Share Transactions	905,342	1,162,066

Total Increase (Decrease)	4,414,858	1,074,630

Net Assets

Beginning of Period	21,906,204	20,831,574

End of Period[2]	26,321,062	21,906,204

1	Includes fiscal 2006 and 2005 short-term gain distributions totaling $69,889,000 and $44,435,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2	Including undistributed (overdistributed) net investment income of $26,914,000 and ($1,960,000).

15

Financial Highlights

Health Care Fund Investor Shares

	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$123.84	$124.29	$94.35	$115.01	$123.04

Investment Operations

Net Investment Income	1.753	1.272	.960	.947	.980

Net Realized and Unrealized Gain (Loss)on Investments[1]	24.424	3.385	30.078	(14.124)	(2.516)

Total from Investment Operations	26.177	4.657	31.038	(13.177)	(1.536)

Distributions

Dividends from Net Investment Income	(1.542)	(1.112)	(.995)	(.955)	(1.030)

Distributions from Realized Capital Gains	(5.085)	(3.995)	(.103)	(6.528)	(5.464)

Total Distributions	(6.627)	(5.107)	(1.098)	(7.483)	(6.494)

Net Asset Value, End of Period	$143.39	$123.84	$124.29	$94.35	$115.01

Total Return[2]	21.49%	3.76%	32.99%	-11.65%	-1.11%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$17,198	$19,087	$18,340	$13,506	$15,981

Ratio of Total Expenses to Average Net Assets	0.25%	0.22%	0.28%	0.29%	0.31%

Ratio of Net Investment Income to Average Net Assets	1.29%	1.02%	0.91%	0.86%	0.84%

Portfolio Turnover Rate	14%	13%	13%	25%	13%

1	Includes increases from redemption fees of $.01, $.04, $.02, $.04, and $.03.
2	Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee assessed until March 23, 2005, on shares purchased on or after April 19, 1999, and held for less than five years.

16

Health Care Fund Admiral Shares

	Year Ended January 31,				Nov. 12, 2001[1] to Jan. 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$52.25	$52.44	$39.80	$48.52	$50.00

Investment Operations

Net Investment Income	.779	.576	.447	.436	.066

Net Realized and Unrealized Gain (Loss) on Investments[2]	10.328	1.431	12.696	(5.963)	.542

Total from Investment Operations	11.107	2.007	13.143	(5.527)	.608

Distributions

Dividends from Net Investment Income	(.690)	(.511)	(.460)	(.438)	(.390)

Distributions from Realized Capital Gains	(2.147)	(1.686)	(.043)	(2.755)	(1.698)

Total Distributions	(2.837)	(2.197)	(.503)	(3.193)	(2.088)

Net Asset Value, End of Period	$60.52	$52.25	$52.44	$39.80	$48.52

Total Return[3]	21.62%	3.84%	33.12%	-11.58%	1.23%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$9,123	$2,819	$2,492	$1,620	$1,631

Ratio of Total Expenses to Average Net Assets	0.14%	0.15%	0.19%	0.22%	0.23%[4]

Ratio of Net Investment Income to Average Net Assets	1.40%	1.10%	0.98%	0.93%	0.50%[4]

Portfolio Turnover Rate	14%	13%	13%	25%	13%

1	Inception.
2	Includes increases from redemption fees of $.00, $.02, $.01, $.02, and $.01.
3	Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee previously assessed on shares held for less than five years.
4	Annualized. See accompanying Notes, which are an integral part of the Financial Statements.

17

Notes to Financial Statements

Vanguard Health Care Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Specialized Funds. The fund may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3.     Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

18

5.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6.     Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7.     Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2006, the investment advisory fee represented an effective annual rate of 0.06% of the fund’s average net assets.

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2006, the fund had contributed capital of $2,936,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 2.94% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.     The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2006, these arrangements reduced the fund’s management and administrative expenses by $454,000 and custodian fees by $6,000.

E.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

19

During the year ended January 31, 2006, the fund realized net foreign currency losses of $3,579,000, which decreased distributable net income for tax purposes; accordingly such losses have been reclassified from accumulated net realized losses to undistributed net investment income. The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $6,679,000 from undistributed net investment income, and $26,516,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at January 31, 2006, the fund had $80,340,000 of ordinary income and $593,914,000 of long-term capital gains available for distribution.

At January 31, 2006, net unrealized appreciation of investment securities for tax purposes was $9,385,049,000, consisting of unrealized gains of $9,519,415,000 on securities that had risen in value since their purchase and $134,366,000 in unrealized losses on securities that had fallen in value since their purchase.

F.     During the year ended January 31, 2006, the fund purchased $2,976,261,000 of investment securities and sold $3,417,661,000 of investment securities other than temporary cash investments.

G.     The market value of securities on loan to broker/dealers at January 31, 2006, was $258,512,000, for which the fund received cash collateral of $268,297,000.

H.     Capital share transactions for each class of shares were:

	Year Ended January 31,
	2006		2005
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)

Investor Shares

Issued	1,232,491	9,231	2,048,790	16,551

Issued in Lieu of Cash Distributions	792,348	5,873	730,317	5,884

Redeemed[1]	(6,713,727)	(49,290)	(1,955,640)	(15,864)

Net Increase (Decrease)—Investor Shares	(4,688,888)	(34,186)	823,467	6,571

Admiral Shares

Issued	5,619,324	97,256	487,080	9,298

Issued in Lieu of Cash Distributions	319,494	5,498	98,778	1,886

Redeemed[1]	(344,588)	(5,983)	(247,259)	(4,742)

Net Increase (Decrease)—Admiral Shares	5,594,230	96,771	338,599	6,442

1 Net of redemption fees of $1,560,000 and $6,791,000, respectively (fund totals).

20

I.     Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in these companies were as follows:

		Current Period Transactions
	Jan. 31, 2005	Purchases	Proceeds from	Dividend	Jan. 31, 2006
	Market Value	at Cost	Securities Sold	Income	Market Value
	($000)	($000)	($000)	($000)	($000)

Cephalon, Inc.	168,795	—	4,401	—	238,843

Cerner Corp.	133,335	—	32,710	—	207,000

Forest Laboratories, Inc.	n/a1	322,833	34,014	—	925,669

Haemonetics Corp.	58,305	—	61,475	—	—

Humana Inc.	352,210	—	25,513	—	545,291

McKesson Corp.	559,005	—	40,650	3,870	816,200

Owens & Minor, Inc. Holding Co.	62,810	—	—	1,144	68,860

PAREXEL International Corp.	37,245	—	—	—	38,281

Perrigo Co.	91,278	—	—	865	83,081

	1,462,983			5,879	2,923,225

1 At January 31, 2005, the issuer was not an affiliated company of the fund.

21

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Health Care Fund:

In our opinion, the accompanying statement of net assets, the statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Health Care Fund (one of the funds constituting Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2006 by correspondence with the custodians and broker and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 13, 2006

Special 2005 tax information (unaudited) for Vanguard Health Care Fund

This information for the fiscal year ended January 31, 2006, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $856,957,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 33% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

22

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we use actual prior-year figures and estimates for 2006. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Health Care Fund Investor Shares1
Periods Ended January 31, 2006

	One Year	Five Years	Ten Years

Returns Before Taxes	21.49%	7.93%	17.23%

Returns After Taxes on Distributions	20.54	6.99	15.69

Returns After Taxes on Distributions and Sale of Fund Shares	14.92	6.49	14.78

1	Total return figures do not reflect the 1% fee assessed on redemptions of shares held less than one year.

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended January 31, 2006

Health Care Fund	Beginning Account Value 7/31/2005	Ending Account Value 1/31/2006	Expenses Paid During Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,085.68	$1.31
Admiral Shares	1,000.00	1,086.62	0.74
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.74	$1.28
Admiral Shares	1,000.00	1,024.29	0.71

1	The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares and 0.14% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

24

Note that the expenses shown in the table on page 24 are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 1% redemption fee that applies to shares held for less than one year. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

25

Vanguard’s Policies for Managing Changes to Investment Advisory Arrangements

The boards of trustees of the Vanguard funds and Vanguard have adopted practical and cost-effective policies for managing the funds’ arrangements with their unaffiliated investment advisors, as permitted by an order from the U.S. Securities and Exchange Commission (SEC).

Background

In 1993, Vanguard was among the first mutual fund companies to streamline the process of changing a fund’s investment advisory arrangements. In essence, the SEC order enabled the boards of the Vanguard funds to enter into new or revised advisory arrangements without the delay and expense of a shareholder vote. This ability, which is subject to a number of SEC conditions designed to protect shareholder interests, has saved the Vanguard funds and their shareholders several million dollars in proxy costs since 1993. It has also enabled the funds’ trustees to quickly implement advisory changes in the best interest of shareholders.

Over the past 12 years, as the SEC gained experience in this area, it has granted more flexible conditions to other fund companies. Consequently, Vanguard received the SEC’s permission to update its policies concerning its arrangements with outside investment advisors.

Our updated policies

Vanguard is adopting several additional practical and cost-effective policies in managing the Vanguard funds’ investment advisory arrangements:

Statement of Additional Information (SAI). Vanguard funds that employ an unaffiliated investment advisor will now show advisory fee information on an aggregate basis in their SAIs. (A fund’s SAI provides more detailed information than its prospectus and is available to investors online at Vanguard.com® or upon request.) Previously, separate fee schedules were presented for each unaffiliated advisor. Each fund’s SAI will also include the amount paid by the fund for any investment advisory services provided on an at-cost basis by The Vanguard Group. Reporting advisory fees in this manner is the same approach used by other fund companies that have received similar SEC exemptive orders.

Shareholder notification. Like other fund companies, Vanguard will have up to 90 days after a fund enters into a new advisory agreement to notify shareholders of the change. Previously, shareholders were notified at least 30 days before any such change, if possible. In practice, Vanguard expects to continue notifying shareholders of advisory changes as soon as is practical, taking into account opportunities to reduce postage expenses by enclosing notices with previously scheduled mailings.

Redemption fees. Vanguard Health Care Fund charges a 1% redemption fee on shares redeemed within one year of purchase. Previously, redemption fees were required to be waived for 90 days after giving notice of a fund advisory change. The SEC has not generally applied this requirement to other fund companies and has now eliminated it for Vanguard. (Redemption fees—which are paid to the fund, not to Vanguard—are designed to ensure that short-term investors pay their fair share of a fund’s transaction costs.)

26

Glossary

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate.     The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio.     The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings.     The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap.     An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio.     The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio.     The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity.     The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves.     The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate.     An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield.     A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

27

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Chairman of the Board, Chief Executive Officer, and Trustee since May 1987 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/ consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from Vanguard.

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard ™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Vanguard.com, Admiral, Connect with
Vanguard, and the ship logo are trademarks of
Direct Investor Account Services > 800-662-2739	The Vanguard Group, Inc.

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone > 800-952-3335	respective owners.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard's proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for "proxy voting guidelines," or by calling
the fund's current prospectus	Vanguard at 800-662-2739. They are also available from
the SEC's website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies
for securities it owned during the 12 months ended June
30. To get the report, visit either www.vanguard.com or
www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q520 032006

Vanguard® REIT Index Fund

› Annual Report

January 31, 2006

>	Vanguard REIT Index Fund returned more than 31% for its fiscal year, handily outpacing the broad stock market.

>	The fund kept pace with its indexes, and outperformed the average return of real estate funds.

>	The fund benefited from strength in just about every corner of the commercial real estate market.

Contents
Your Fund's Total Returns	1
Chairman's Letter	2
Fund Profile	7
Performance Summary	8
Financial Statements	11
Your Fund's After-Tax Returns	25
About Your Fund's Expenses	26
Glossary	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2006

Total Return
Vanguard REIT Index Fund
Investor Shares	31.4%
Admiral™ Shares[1]	31.5
Institutional Shares[2]	31.6
VIPER® Shares[3]
Market Price	31.6
Net Asset Value	31.5
MSCI® US REIT Index[4]	32.1
Average Real Estate Fund[5]	29.0
Target REIT Composite[6]	31.5
Dow Jones Wilshire 5000 Index	13.1

Your Fund’s Performance at a Glance:
January 31, 2005–January 31, 2006

			Distributions Per Share
	Starting Share	Ending Share	Income	Capital	Return of
	Price	Price	Dividends	Gains	Capital

Vanguard REIT Index Fund

Investor Shares	$17.20	$21.29	$0.568	$0.530	$0.066

Admiral Shares	73.40	90.82	2.488	2.258	0.287

Institutional Shares	11.36	14.06	0.389	0.350	0.045

VIPER Shares	51.77	64.07	1.764	1.594	0.203

1	A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2	This class of shares also carries low expenses and is available for a minimum investment of $5 million.
3	Traded on the American Stock Exchange, VIPERs® (U.S. Pat. No. 6,879,964 B2) are available only through brokers. The table on page 6 shows VIPER returns based on both the AMEX market price and the net asset value for a share.
4	Formerly known as the Morgan Stanley REIT Index. The name was changed in June 2005 by Morgan Stanley Capital International (MSCI), the index sponsor.
5	Derived from data provided by Lipper Inc.
6	The Target REIT Composite consists of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).

Chairman’s Letter

Dear Shareholder,

During the 12 months ended January 31, 2006, Vanguard REIT Index Fund returned more than 31%, handily outpacing the 13.1% return of the broad stock market. The fund’s performance was in line with that of its target index and was superior to that of the average real estate fund.

Since the March 2000 collapse of the stock market bubble, REITs have been unusually strong performers. Vanguard REIT Index Fund has outperformed the stock market in each of the past six fiscal years, accumulating a return advantage of more than 200 percentage points. During the past 12 months, the fund benefited from strong returns in every segment of the real estate industry.

The first table on page 1 presents the total returns of the fund’s four share classes and its comparative standards. For the fund’s beginning and ending share prices, along with per-share distributions, please see the second table on page 1. If you own the fund in a taxable account, you may wish to see page 25 for a report on the fund’s after-tax returns.

On January 31, 2006, the fund’s Investor Shares yielded 3.7%, and the Admiral, Institutional, and VIPER Shares, 3.8%, below their yields at the start of the year. Please note that these figures are not comparable to dividends paid by other stock funds, because REITs must distribute at least 90% of their taxable income, minus expenses, to shareholders.

The yield figures also include some payments that represent capital gains and returns of capital by the underlying REITs, amounts that are determined by each REIT at the end of its fiscal year.

Stock prices rallied globally; economic signals were mixed

During the 12 months ended January 31, 2006, U.S. stocks produced strong returns. The market’s smaller companies performed best—a pattern that has prevailed for much of the past five years—but large-capitalization stocks also registered double-digit returns. International stocks surged, particularly those from emerging markets and a seemingly revitalized Japan.

In contrast with the stock market’s clear-cut positives, the economy was a collection of inconsistencies. Stubbornly high energy prices, tighter monetary policy, and hints of deceleration in the housing market struck a cautionary note. Robust profit growth and steady job creation sounded an optimistic counterpoint.

The Fed’s rate hikes reverberated through the bond market

The broad U.S. bond market registered modest returns as the Federal Reserve Board hiked its target for short-term interest rates to 4.50% at the fiscal year-end, for a total increase of 2.25 percentage points in nine separate actions over the 12 months. Rate increases were sharpest—and the attendant price declines most pronounced—among short-term bonds, which generated weak total returns. Longer-term bonds held up better, as rate increases—and price declines—were more modest.

Market Barometer	Average Annual Total Returns Periods Ended January 31, 2006
	One Year	Three Years	Five Years

Stocks

Russell 1000 Index (Large-caps)	12.1%	17.4%	1.0%

Russell 2000 Index (Small-caps)	18.9	26.9	9.0

Dow Jones Wilshire 5000 Index (Entire market)	13.1	18.8	2.1

MSCI All Country World Index ex USA (International)	27.5	30.6	7.8

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	1.8%	3.6%	5.5%

Lehman Municipal Bond Index	2.8	4.6	5.4

Citigroup 3-Month Treasury Bill Index	3.2	1.8	2.2

CPI

Consumer Price Index	4.0%	3.0%	2.5%

Strength in all segments of the commercial real estate market

During the past 12 months, the long-running REIT rally continued, even as rising interest rates made for a more challenging real estate market. Vanguard REIT Index Fund’s return of more than 31% was its second 30%-plus advance in the past three fiscal years.

The return of the fund’s Investor Shares was 0.7 percentage point below that of the MSCI US REIT Index, a margin consistent with real-world operating costs and the fund’s modest weighting in cash, which is held for liquidity purposes. The fund finished just 0.1 percentage point behind the Target REIT Composite, which includes an adjustment for cash.

Although the REIT Index Fund tracks a narrow segment of the stock market, its strong 12-month return was broadly based within the real estate industry. Some of its best performers, and largest holdings, included shopping mall owner and operator General Growth Properties, apartment owner Equity Residential, and office-building developer and manager Boston Properties. The fund also earned strong returns from lower-profile corners of the real estate market including industrial holdings such as Public Storage, which leases lockers and provides a variety of self-storage services.

Weak spots were conspicuous by their absence. In fact, all but 10 of the fund’s 100-plus holdings registered gains for the fiscal year. The fund’s yield—more accurately, its payout—finished fiscal 2006 0.7 percentage point below its year-ago

Total Returns	May 13, 1996[1] Through January 31, 2006
	Average	Final Value of a $10,000
	Annual Return	Initial Investment

REIT Index Fund Investor Shares	15.0%	$39,006

MSCI US REIT Index	15.2	39,547

Average Real Estate Fund	14.8	38,092

Target REIT Composite	15.0	38,890

Dow Jones Wilshire 5000 Composite Index	8.8	22,684

1   Fund inception date.

level. This modest decline may suggest that REIT earnings failed to keep pace with the rapid rise in their share prices during fiscal 2006.

The fund has capitalized on an exceptional market for real estate

Vanguard REIT Index Fund will celebrate its tenth anniversary in May 2006. In the near-decade since its inception, the fund has outperformed the average return of real estate funds and closely tracked the results of its primary benchmarks. This performance is a credit to the trading and portfolio-construction methodologies developed by Vanguard Quantitative Equity Group, the fund’s advisor. It also highlights the benefits of the fund’s low operating costs, which give it an edge over high-cost rivals and enhance its ability to capture the returns of the cost-free index.

The fund’s launch coincided with a period of exceptional performance in the real estate markets. REITs have almost doubled the return of the broad market during the past decade. But real estate’s outperformance can’t persist indefinitely. In fact, a stretch of underperformance would be entirely consistent with the alternating patterns of strength and weakness that characterize all segments of the stock market.

Diversification tool: The right role for REITs

As REITs have surged in value, investor interest has, predictably, increased. A word of caution: There are good reasons to add real estate exposure to a diversified portfolio of stock, bond, and money market

Expense Ratios:1
Your fund compared with its peer group

	Investor	Admiral	Institutional	VIPER	Average Real
	Shares	Shares	Shares	Shares	Estate Fund

REIT Index Fund	0.21%	0.14%	0.10%	0.12%	1.52%

1	Fund expense ratios reflect the fiscal year ended January 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

funds, but recent performance isn’t one of them. Chasing what’s hot is inevitably a prelude to disappointment.

The more enduring case for a modest allocation to commercial real estate is that it provides potential diversification benefits in a portfolio of traditional stocks and bonds. Vanguard REIT Index is a low-cost and efficient means of investing in real estate securities.

If you need help creating or refining your asset allocation, I encourage you to take advantage of the many online planning tools available on our website, Vanguard.com®. In addition, Vanguard offers a broad range of advisory services that can help you ensure that your investment strategy is suited to your unique circumstances.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
February 13, 2006

Vanguard REIT Index Fund VIPER Shares
Premium/Discount: September 23, 20041 – January 31, 2006

	Market Price Above or Equal to Net Asset Value		Market Price Below Net Asset Value
	Number	Percentage	Number	Percentage
Basis Point Differential[2]	of Days	of Total Days	of Days	of Total Days

0-24.9	154	45.03%	183	53.51%

25-49.9	2	0.58	3	0.88

50-74.9	0	0.00	0	0.00

75-100.0	0	0.00	0	0.00

> 100.0	0	0.00	0	0.00

Total	156	45.61	186	54.39

1	Inception.
2	One basis point equals 1/100th of 1%.

Fund Profile
As of January 31, 2006

Portfolio Characteristics	Fund	Target Index[1]	Broad Index[2]
Number of Stocks	110	110	4,968
Median Market Cap	$4.3B	$4.3B	$26.4B
Price/Earnings Ratio	38.0x	38.0x	20.0x
Price/Book Ratio	2.6x	2.6x	2.9x
Yield	—	4.3%	1.6%
Investor Shares	3.7%[3]
Admiral Shares	3.8%[3]
Institutional Shares	3.8%[3]
VIPER Shares	3.8%[3]
Return on Equity	7.0%	7.0%	17.2%
Earnings Growth Rate	-3.0%	-3.0%	9.9%
Foreign Holdings	0.0%	0.0%	2.5%
Turnover Rate	17%	—	—
Expense Ratio		—	—
Investor Shares	0.21%
Admiral Shares	0.14%
Institutional Shares	0.10%
VIPER Shares	0.12%
Short-Term Reserves	2%	—	—

Fund Allocation by REIT Type (% of portfolio)
Retail	26%
Apartments	18
Office	18
Industrial	14
Diversified	11
Hotels	6
Health Care	5
Short-Term Reserves	2%

Volatility Measures	Fund	Target Index[1]	Fund	Broad Index[2]
R-Squared	1.00	1.00	0.23	1.00
Beta	0.98	1.00	0.76	1.00

Ten Largest Holdings[4] (% of total net assets)
Simon Property Group, Inc. REIT	5.9%
Equity Office Properties Trust REIT	4.4
ProLogis REIT	4.2
Equity Residential REIT	4.1
General Growth Properties Inc. REIT	3.9
Vornado Realty Trust REIT	3.7
Archstone-Smith Trust REIT	3.3
Boston Properties, Inc. REIT	2.9
Avalonbay Communities, Inc. REIT	2.5
Kimco Realty Corp. REIT	2.3
Top Ten	37.2%

1	MSCI US REIT Index.
2	Dow Jones Wilshire 5000 Index.
3	Thisyield may include some payments that represent a return of capital, capital gains distributions, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.
4	“Ten Largest Holdings” excludes any temporary cash investments and equity index products. See page 28 for a glossary of investment terms.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1996–January 31, 2006
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended January 31, 2006			Final Value of a $10,000
	One Year	Five Years	Since Inception[1]	Investment

REIT Index Fund Investor Shares[2]	31.43%	19.89%	15.03%	$39,006

Dow Jones Wilshire 5000 Index	13.14	2.07	8.79	22,684

MSCI US REIT Index	32.11	20.38	15.20	39,547

Target REIT Composite[3]	31.47	20.00	15.00	38,890

Average Real Estate Fund[4]	28.99	19.44	14.75	38,092

	One Year	Since Inception[1]	Final Value of a $100,000 Investment

REIT Index Fund Admiral Shares[2]	31.49%	22.47%	$235,223

Dow Jones Wilshire 5000 Index	13.14	7.32	134,734

MSCI US REIT Index	32.11	22.93	238,951

1	Inception dates are May 13, 1996, for Investor Shares and November 12, 2001, for Admiral Shares.
2	Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
3	The Target REIT Composite consists of the Morgan Stanley REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).
4	Derived from data provided by Lipper Inc.

	One Year	Since Inception[1]	Final Value of a $5,000,000 Investment
REIT Index Fund Institutional Shares[2]	31.58%	24.56%	$8,043,442
Dow Jones Wilshire 5000 Index	13.14	12.27	6,423,719
MSCI US REIT Index	32.11	25.00	8,104,742

	One Year	Since Inception[1]	Final Value of a $10,000 Investment
REIT Index Fund VIPER Shares Net Asset Value	31.54%	28.79%	$14,091
Dow Jones Wilshire 5000 Index	13.14	16.07	12,238
MSCI US REIT Index	32.11	29.35	14,174

Cumulative Returns VIPER Shares: September 23, 2004-January 31, 2006

	One Year	Cumulative Since Inception
REIT Index Fund VIPERs Market Price	31.56%	40.96%
REIT Index Fund VIPERs Net Asset Value	31.54	40.91
MSCI US REIT Index	32.11	41.74

1	Inception dates are December 2, 2003, for Institutional Shares and September 23, 2004, for VIPER Shares.
2	Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
Note: See Financial Highlights tables on pages 17 through 20 for information on dividends, capital gains, and return of capital.

Fiscal-Year Total Returns (%): May 13, 1996–January 31, 2006

Average Annual Total Returns: Periods Ended December 31, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since Inception
	Inception Date	One Year	Five Years	Capital	Income	Total

Investor Shares[1]	5/13/1996	11.89%	18.27%	8.68%	5.63%	14.31%

Admiral Shares[1]	11/12/2001	12.01	20.86[2]	—	—	—

Institutional Shares[1]	12/2/2003	12.05	21.40[2]	—	—	—

VIPER Shares	9/23/2004

Market Price		11.96	23.67[2]	—	—	—

Net Asset Value		12.00	23.73[2]	—	—	—

1	Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
2	Return since inception.

Financial Statements

Statement of Net Assets
As of January 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Real Estate Investment Trusts (98.0%)
Simon Property Group, Inc.REIT	5,872,612	486,487
Equity Office Properties Trust REIT	11,301,521	359,614
ProLogis REIT	6,710,218	343,697
Equity Residential REIT	7,904,045	335,211
General Growth Properties Inc. REIT	6,232,003	321,571
Vornado Realty Trust REIT	3,463,564	305,971
Archstone-Smith Trust REIT	5,828,730	273,134
Boston Properties, Inc.REIT	3,072,324	240,440
Avalonbay Communities,Inc. REIT	2,022,876	201,236
Kimco Realty Corp. REIT	5,291,838	185,691
Host Marriott Corp. REIT	9,232,722	184,193
^ Public Storage, Inc. REIT	2,310,677	167,686
Duke Realty Corp. REIT	3,947,610	143,219
Developers Diversified Realty Corp. REIT	2,843,445	140,068
The Macerich Co. REIT	1,912,152	138,765
AMB Property Corp. REIT	2,343,893	122,351
Regency Centers Corp.REIT	1,747,676	112,638
Apartment Investment & Management Co.Class A REIT	2,628,917	111,782
Liberty Property Trust REIT	2,415,883	109,343
Health Care Properties Investors REIT	3,733,943	103,617
SL Green Realty Corp.REIT	1,154,376	97,014
Federal Realty Investment Trust REIT	1,450,272	96,907
United Dominion Realty Trust REIT	3,775,877	95,945
Weingarten Realty Investors REIT	2,333,240	94,566
Camden Property Trust REIT	1,432,499	93,256
Reckson Associates Realty Corp. REIT	2,272,148	90,727
Arden Realty Group,Inc. REIT	1,844,812	83,330
Hospitality Properties Trust REIT	1,880,324	80,609
Ventas, Inc. REIT	2,550,899	78,057
Shurgard Storage Centers, Inc. Class A REIT	1,287,960	77,664
Pan Pacific Retail Properties, Inc. REIT	1,120,327	77,527
Brandywine Realty Trust REIT	2,435,127	76,585
Mack-Cali Realty Corp.REIT	1,702,273	76,126
BRE Properties Inc.Class A REIT	1,406,847	70,202
CBL & Associates Properties, Inc. REIT	1,657,474	70,144
New Plan Excel Realty Trust REIT	2,840,315	70,014
CenterPoint Properties Corp. REIT	1,341,200	66,577

	Shares	Market Value• ($000)
Mills Corp. REIT	1,548,153	64,171
HRPT Properties Trust REIT	5,775,589	61,972
Essex Property Trust,Inc. REIT	603,755	60,001
Trizec Properties, Inc.REIT	2,562,706	59,685
^ Health Care Inc. REIT	1,586,407	58,998
CarrAmerica Realty Corp.REIT	1,594,608	58,682
Crescent Real Estate, Inc.REIT	2,639,306	55,927
Alexandria Real Estate Equities, Inc. REIT	618,197	54,556
Kilroy Realty Corp. REIT	796,261	53,819
Colonial Properties Trust REIT	1,162,072	53,711
Realty Income Corp. REIT	2,304,300	53,667
Taubman Co. REIT	1,396,126	52,425
First Industrial Realty Trust REIT	1,223,830	47,815
Sunstone Hotel Investors,Inc. REIT	1,570,967	46,343
Healthcare Realty Trust Inc.REIT	1,314,350	46,055
American Financial Realty Trust REIT	3,542,916	44,038
Post Properties, Inc. REIT	1,051,944	42,804
Nationwide Health Properties, Inc. REIT	1,855,638	42,438
Corporate Office Properties Trust, Inc. REIT	1,025,482	41,522
Maguire Properties, Inc. REIT	1,215,734	41,092
Pennsylvania REIT	1,007,520	40,966
Highwood Properties,Inc. REIT	1,264,731	39,890
Home Properties, Inc. REIT	850,820	39,027
Washington REIT	1,159,554	38,242
LaSalle Hotel Properties REIT	980,115	37,460
BioMed Realty Trust, Inc.REIT	1,283,701	34,442
Strategic Hotel Capital,Inc. REIT	1,521,406	32,558
Cousins Properties, Inc.REIT	1,042,828	32,557
^ Commercial Net Lease Realty REIT	1,408,968	32,308
Senior Housing Properties Trust REIT	1,779,075	31,899
^ Lexington Corporate Properties Trust REIT	1,425,946	31,656
Mid-America Apartment Communities, Inc. REIT	563,685	28,776
EastGroup Properties,Inc. REIT	606,064	28,618
Equity Lifestyle Properties,Inc. REIT	609,103	28,019
FelCor Lodging Trust,Inc. REIT	1,407,086	27,945
Entertainment Properties Trust REIT	641,090	27,862
Glimcher Realty Trust REIT	996,693	27,250
U-Store-It Trust REIT	1,273,896	27,236
Inland Real Estate Corp.REIT	1,759,882	26,979
AMLI Residential Properties Trust REIT	706,492	26,762
Spirit Finance Corp. REIT	2,192,857	26,402
Franklin Street Properties Corp. REIT	1,248,772	25,900
Trustreet Properties, Inc.REIT	1,715,869	25,206
PS Business Parks, Inc.REIT	452,120	24,799
Equity One, Inc. REIT	1,029,096	24,667
Tanger Factory Outlet Centers, Inc. REIT	762,414	24,024
Equity Inns, Inc. REIT	1,486,415	23,485
* MeriStar Hospitality Corp.REIT	2,288,142	23,476
Heritage Property Investment Trust REIT	651,248	23,119
Sovran Self Storage,Inc. REIT	453,560	22,465
Innkeepers USA Trust REIT	1,181,340	20,981

	Shares	Market Value• ($000)
Omega Healthcare Investors, Inc. REIT	1,535,761	20,134
Extra Space Storage Inc.REIT	1,305,415	20,038
Glenborough Realty Trust,Inc. REIT	947,461	18,646
Digital Realty Trust, Inc.REIT	714,053	18,487
GMH Communities Trust REIT	1,059,403	17,088
^ Town & Country Trust REIT	459,760	17,034
Highland Hospitality Corp. REIT	1,380,971	16,654
Parkway Properties Inc.REIT	388,550	16,443
DiamondRock Hospitality Co. REIT	1,261,682	16,402
Sun Communities, Inc.REIT	476,480	15,833
First Potomac REIT	538,276	15,831
Acadia Realty Trust REIT	735,913	15,697
Getty Realty Holding Corp. REIT	510,374	14,561
Ramco-Gershenson Properties Trust REIT	463,624	13,065
Investors Real Estate Trust REIT	1,182,765	11,449
Saul Centers, Inc. REIT	300,033	11,101
Universal Health Realty Income REIT	307,751	10,744
Urstadt Biddle Properties Class A REIT	610,758	10,664
Bedford Property Investors, Inc. REIT	425,059	9,861
Inc Education Realty Trust,. REIT	606,768	7,906
Affordable Residential Communities REIT	733,001	6,956
Urstadt Biddle Properties REIT	7,147	120
Total Real Estate Investment Trusts (Cost $5,366,336)		8,031,375
Temporary Cash Investments (3.1%)
1 Vanguard Market Liquidity Fund 4.405%	163,420,368	163,420
1 Vanguard Market Liquidity Fund 4.405%—Note E	86,971,500	86,972
Total Temporary Cash Investments (Cost $250,392)	250,392
Total Investments (101.1%) (Cost $5,616,728)	8,281,767
Other Assets and Liabilities (-1.1%)
Receivables for Capital Shares Issued	248,293
Other Assets—Note B	16,408
Payables for Investment Securities Purchased	(250,580)
Other Liabilities—Note E	(101,676)
(87,555)
Net Assets (100%)	8,194,212

At January 31, 2006, net assets consisted of:[2]
Amount
($000)

Paid-in Capital	5,536,215

Overdistributed Net Investment Income	(7,042)

Accumulated Net Realized Gains	—

Unrealized Appreciation	2,665,039

Net Assets (100%)	8,194,212

Investor Shares—Net Assets

Applicable to 222,082,898 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,727,134

Net Asset Value Per Share—Investor Shares	$21.29

Admiral Shares—Net Assets

Applicable to 22,301,202 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,025,496

Net Asset Value Per Share—Admiral Shares	$90.82

Institutional Shares—Net Assets

Applicable to 40,586,917 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	570,536

Net Asset Value Per Share—
Institutional Shares	$14.06

VIPER Shares—Net Assets

Applicable to 13,595,754 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	871,046

Net Asset Value Per Share—
VIPER Shares	$64.07

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is 7-day yield.
2	See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Statement of Operations

Year Ended January 31, 2006
($000)

Investment Income

Income

Dividends	205,759

Interest[1]	4,335

Security Lending	168

Total Income	210,262

Expenses

The Vanguard Group—Note B

Investment Advisory Services	138

Management and Administrative

Investor Shares	7,987

Admiral Shares	1,608

Institutional Shares	301

VIPER Shares	300

Marketing and Distribution

Investor Shares	1,135

Admiral Shares	309

Institutional Shares	109

VIPER Shares	82

Custodian Fees	71

Auditing Fees	21

Shareholders' Reports

Investor Shares	151

Admiral Shares	3

Institutional Shares	—

VIPER Shares	—

Trustees' Fees and Expenses	8

Total Expenses	12,223

Net Investment Income	198,039

Realized Net Gain (Loss)

Investment Securities Sold	91,520

Capital Gain Distributions Received	89,336

Realized Net Gain (Loss)	180,856

Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,448,924

Net Increase (Decrease) in Net Assets Resulting from Operations	1,827,819

1    Interest income from an affiliated company of the fund was $4,318,000.

Statement of Changes in Net Assets

	Year Ended January 31,
	2006	2005
	($000)	($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	198,039	169,931

Realized Net Gain (Loss)	180,856	175,328

Change in Unrealized Appreciation (Depreciation)	1,448,924	305,601

Net Increase (Decrease) in Net Assets Resulting from Operations	1,827,819	650,860

Distributions

Net Investment Income

Investor Shares	(130,616)	(133,067)

Admiral Shares	(45,987)	(29,018)

Institutional Shares	(13,886)	(6,973)

VIPER Shares	(10,432)	(2,066)

Realized Capital Gain[1]

Investor Shares	(121,441)	(91,658)

Admiral Shares	(42,265)	(19,787)

Institutional Shares	(12,188)	(5,056)

VIPER Shares	(9,525)	(1,780)

Return of Capital

Investor Shares	(15,207)	—

Admiral Shares	(5,302)	—

Institutional Shares	(1,595)	—

VIPER Shares	(1,201)	—

Total Distributions	(409,645)	(289,405)

Capital Share Transactions—Note F

Investor Shares	(571,751)	647,579

Admiral Shares	815,202	134,382

Institutional Shares	184,704	221,981

VIPER Shares	602,492	202,044

Net Increase (Decrease) from Capital Share Transactions	1,030,647	1,205,986

Total Increase (Decrease)	2,448,821	1,567,441

Net Assets

Beginning of Period	5,745,391	4,177,950

End of Period[2]	8,194,212	5,745,391

1	Includes fiscal 2006 and 2005 short-term gain distributions totaling $5,807,000 and $9,910,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2	Including undistributed (overdistributed) net investment income of ($7,042,000) and ($4,160,000).

Financial Highlights

Investor Shares

	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$17.20	$15.83	$11.52	$12.10	$11.61

Investment Operations

Net Investment Income	.562	.563	.579	.606	.631

Net Realized and Unrealized Gain (Loss) on Investments[1]	4.692	1.759	4.511	(.426)	.669

Total from Investment Operations	5.254	2.322	5.090	.180	1.300

Distributions

Dividends from Net Investment Income	(.568)	(.565)	(.678)	(.667)	(.631)

Distributions from Realized Capital Gains	(.530)	(.387)	—	—	—

Return of Capital	(.066)	—	(.102)	(.093)	(.179)

Total Distributions	(1.164)	(.952)	(.780)	(.760)	(.810)

Net Asset Value, End of Period	$21.29	$17.20	$15.83	$11.52	$12.10

Total Return[2]	31.43%	14.78%	45.39%	1.20%	11.59%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$4,727	$4,311	$3,383	$1,734	$1,270

Ratio of Total Expenses to Average Net Assets	0.21%	0.21%	0.24%	0.27%	0.28%

Ratio of Net Investment Income to Average Net Assets	2.91%	3.44%	4.10%	4.90%	5.35%

Portfolio Turnover Rate[3]	17%	13%	7%	12%	10%

1	Includes increases from redemption fees of $0.01, $0.01, $0.00, $0.01, and $0.00.
2	Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.

Admiral Shares

	Year Ended January 31,				Nov. 12, 2001[1] to Jan. 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$73.40	$67.56	$49.14	$51.65	$50.00

Investment Operations

Net Investment Income	2.460	2.437	2.508	2.619	.494

Net Realized and Unrealized Gain (Loss)on Investments[2]	19.993	7.494	19.279	(1.854)	2.401

Total from Investment Operations	22.453	9.931	21.787	.765	2.895

Distributions

Dividends from Net Investment Income	(2.488)	(2.439)	(2.931)	(2.878)	(.970)

Distributions from Realized Capital Gains	(2.258)	(1.652)	—	—	—

Return of Capital	(.287)	—	(.436)	(.397)	(.275)

Total Distributions	(5.033)	(4.091)	(3.367)	(3.275)	(1.245)

Net Asset Value, End of Period	$90.82	$73.40	$67.56	$49.14	$51.65

Total Return[3]	31.49%	14.82%	45.57%	1.19%	5.78%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$2,025	$938	$733	$320	$166

Ratio of Total Expenses to Average Net Assets	0.14%	0.16%	0.18%	0.21%	0.23%[4]

Ratio of Net Investment Income to Average Net Assets	2.98%	3.49%	4.16%	4.99%	5.27%[4]

Portfolio Turnover Rate[5]	17%	13%	7%	12%	10%

1	Inception.
2	Includes increases from redemption fees of $0.02, $0.04, $0.01, $0.03, and $0.01.
3	Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
4	Annualized.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.

Institutional Shares

	Year Ended January 31,		Dec. 2, 2003,[1] to
For a Share Outstanding Throughout Each Period	2006	2005	Jan. 31, 2004

Net Asset Value, Beginning of Period	$11.36	$10.46	$10.00

Investment Operations

Net Investment Income	.385	.381	.065

Net Realized and Unrealized Gain (Loss) on Investments	3.099	1.156	.575

Total from Investment Operations	3.484	1.537	.640

Distributions

Dividends from Net Investment Income	(.389)	(.381)	(.157)

Distributions from Realized Capital Gains	(.350)	(.256)	—

Return of Capital	(.045)	—	(.023)

Total Distributions	(.784)	(.637)	(.180)

Net Asset Value, End of Period	$14.06	$11.36	$10.46

Total Return[2]	31.58%	14.81%	6.49%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$571	$297	$63

Ratio of Total Expenses to Average Net Assets	0.10%	0.13%	0.15%[3]

Ratio of Net Investment Income to Average Net Assets	3.02%	3.52%	4.19%[3]

Portfolio Turnover Rate[4]	17%	13%	7%

1	Inception.
2	Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
3	Annualized.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.

VIPER Shares

	Year Ended Jan. 31,	Sept. 23, 2004,[1] to Jan. 31,
For a Share Outstanding Throughout Each Period	2006	2005

Net Asset Value, Beginning of Period	$51.77	$49.41

Investment Operations

Net Investment Income	1.745	.665

Net Realized and Unrealized Gain (Loss) on Investments[2]	14.116	2.965

Total from Investment Operations	15.861	3.630

Distributions

Dividends from Net Investment Income	(1.764)	(.682)

Distributions from Realized Capital Gains	(1.594)	(.588)

Return of Capital	(.203)	—

Total Distributions	(3.561)	(1.270)

Net Asset Value, End of Period	$64.07	$51.77

Total Return	31.54%	7.13%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$871	$198

Ratio of Total Expenses to Average Net Assets	0.12%	0.18%[3]

Ratio of Net Investment Income to Average Net Assets	3.00%	3.47%[3]

Portfolio Turnover Rate[4]	17%	13%

1	Inception.
2	Includes increases from redemption fees of $0.01 and $0.00.
3	Annualized.
4	Excludesthe value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard REIT Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Specialized Funds. The fund offers four classes of shares: Investor Shares, Admiral Shares, Institutional Shares, and VIPER Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $5 million. VIPER Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3.     Distributions: Distributions to shareholders are recorded on the ex-dividend date. Quarterly income dividends declared by the fund are reallocated at fiscal year-end to ordinary income, capital gain, and return of capital to reflect their tax character.

4.     Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income.

Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5.     Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2006, the fund had contributed capital of $855,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.85% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2006, the fund realized $16,434,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

For tax purposes, at January 31, 2006, the fund had no ordinary income and no long-term capital gains available for distribution.

At January 31, 2006, net unrealized appreciation of investment securities for tax purposes was $2,665,039,000, consisting of unrealized gains of $2,685,672,000 on securities that had risen in value since their purchase and $20,633,000 in unrealized losses on securities that had fallen in value since their purchase.

D.     During the year ended January 31, 2006, the fund purchased $2,043,846,000 of investment securities and sold $1,174,817,000 of investment securities other than temporary cash investments.

E.     The market value of securities on loan to broker/dealers at January 31, 2006, was $84,721,000, for which the fund received cash collateral of $86,972,000.

F.     Capital share transactions for each class of shares were:

	Year Ended January 31,
	2006		2005
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)

Investor Shares

Issued	1,162,085	60,470	1,597,644	95,859

Issued in Lieu of Cash Distributions	244,346	12,743	198,988	11,519

Redeemed[1]	(1,978,182)	(101,814)	(1,149,053)	(70,356)

Net Increase (Decrease)—Investor Shares	(571,751)	(28,601)	647,579	37,022

Admiral Shares

Issued	1,295,720	15,370	421,607	5,982

Issued in Lieu of Cash Distributions	77,443	933	36,367	493

Redeemed[1]	(557,961)	(6,787)	(323,592)	(4,535)

Net Increase (Decrease)—Admiral Shares	815,202	9,516	134,382	1,940

Institutional Shares

Issued	283,189	21,978	232,928	21,078

Issued in Lieu of Cash Distributions	24,652	1,932	10,765	919

Redeemed[1]	(123,137)	(9,506)	(21,712)	(1,804)

Net Increase (Decrease)—Institutional Shares	184,704	14,404	221,981	20,193

VIPER Shares

Issued	657,191	10,668	202,044	3,828

Issued in Lieu of Cash Distributions	—	—	—	—

Redeemed[1]	(54,699)	(900)	—	—

Net Increase (Decrease)—VIPER Shares	602,492	9,768	202,044	3,828

1    Net of redemption fees of $2,336,000 and $3,047,000 (fund totals).

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard REIT Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard REIT Index Fund (one of the funds constituting Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2006 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 13, 2006

Special 2005 tax information (unaudited) for Vanguard REIT Index Fund

This information for the fiscal year ended January 31, 2006, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $179,611,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year. Of the $179,611,000 capital gain dividends, the fund designates $153,328,000 as a 15% rate gain distribution and $26,283,000 as a 25% rate gain distribution.

The fund distributed $5,707,000 of qualified dividend income to shareholders during the fiscal year.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we use actual prior-year figures and estimates for 2006. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: REIT Fund Investor Shares1
Periods Ended January 31, 2006

	One Year	Five Years	Since Inception[2]

Returns Before Taxes	31.43%	19.89%	15.03%

Returns After Taxes on Distributions	29.52	17.73	12.78

Returns After Taxes on Distributions and Sale of Fund Shares	20.87	16.10	11.85

1	Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
2	May 13, 1996.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended January 31, 2006

REIT Index Fund	Beginning Account Value 7/31/2005	Ending Account Value 1/31/2006	Expenses Paid During Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,058.67	$1.09
Admiral Shares	1,000.00	1,058.57	0.73
Institutional Shares	1,000.00	1,059.20	0.52
VIPER Shares	1,000.00	1,058.80	0.62
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.15	$1.07
Admiral Shares	1,000.00	1,024.50	0.71
Institutional Shares	1,000.00	1,024.70	0.51
VIPER Shares	1,000.00	1,024.60	0.61

1	The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.21% for Investor Shares, 0.14% for Admiral Shares, 0.10% for Institutional Shares, and 0.12% for VIPER Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table on page 26 are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 1% redemption fee that applies to shares held for less than one year. These fees are fully described in the prospectus. If these fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Glossary

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate.     The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio.     The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings.     The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap.     An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio.     The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio.     The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity.     The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves.     The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate.     An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield.     A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Chairman of the Board, Chief Executive Officer, and Trustee since May 1987 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/ consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from Vanguard.

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard ™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Vanguard.com, Admiral, Connect with
Vanguard, VIPER, VIPERs, and the ship logo are
Direct Investor Account Services > 800-662-2739	trademarks of The Vanguard Group, Inc.

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone > 800-952-3335	respective owners.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by	You can obtain a free copy of Vanguard's proxy voting
the fund's current prospectus	guidelines by visiting our website, www.vanguard.com,
and searching for "proxy voting guidelines," or by calling
Vanguard at 800-662-2739. They are also available from
the SEC's website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
The funds or securities referred to herein that are not	To get the report, visit either www.vanguard.com
sponsored, endorsed, or promoted by MSCI, and MSCI	or www.sec.gov.
bears no liability with respect to any such funds or
securities. For any such funds or securities, the
prospectus or the Statement of Additional Information
contains a more detailed description of the limited
relationship MSCI has with The Vanguard Group and
any related funds	You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1230 032006

Vanguard® Dividend Growth Fund

› Annual Report

January 31, 2006

>	Vanguard Dividend Growth Fund returned 9.3% during the 12 months ended January 31, 2006.

>	The fund’s result lagged the returns of both its average peer and the primary benchmark index.

>	Industrials and consumer staples holdings were the most significant contributors to the fund’s relative performance. Energy, materials, and consumer discretionary stocks detracted from relative performance.

Contents
Your Fund's Total Returns	1
Chairman's Letter	2
Advisor's Report	7
Fund Profile	9
Performance Summary	10
Financial Statements	12
Your Fund's After-Tax Returns	21
About Your Fund's Expenses	22
Glossary	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2006
Total
Return

Vanguard Dividend Growth Fund	9.3%

Russell 1000 Index	12.1

Average Large-Cap Core Fund[1]	10.4

Dow Jones Wilshire 5000 Index	13.1

Your Fund’s Performance at a Glance:
January 31, 2005–January 31, 2006

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains

Vanguard Dividend Growth Fund	$11.89	$12.75	$0.24	$0.00

1   Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Vanguard Dividend Growth Fund returned 9.3% for the fiscal year ended January 31, 2006. The fund underperformed its average mutual fund peer by 1.1 percentage points and its primary unmanaged benchmark, the Russell 1000 Index, by 2.8 percentage points. A number of poorly performing stock selections in key sectors were responsible for the shortfalls.

The first table on page 1 presents the total returns (capital change plus reinvested distributions) for the fund, its comparative standards, and the broad stock market as measured by the Dow Jones Wilshire 5000 Composite Index. The second table shows the fund’s beginning and ending share prices, along with its per-share distributions in the period. If you own the fund in a taxable account, you may wish to review our report on after-tax returns on page 21.

While stock prices climbed, economic signals were mixed

During the 12 months ended January 31, U.S. stocks produced strong returns. The market’s smaller companies performed best—a pattern that has prevailed for much of the past five years—but large-capitalization stocks also registered double-digit returns. International stocks surged, particularly those from emerging markets and a seemingly revitalized Japan.

2

In contrast with the stock market’s clear-cut positives, the economy was a collection of inconsistencies. Stubbornly high energy prices, tighter monetary policy, and hints of deceleration in the housing market struck a cautionary note. Robust profit growth and steady job creation sounded an optimistic counterpoint.

The Fed’s rate hikes reverberated through the bond market

The broad U.S. bond market registered modest returns as the Federal Reserve Board hiked its target for short-term interest rates to 4.50% at the fiscal year-end, for a total increase of 2.25 percentage points in nine separate actions over the 12 months.

Rate increases were sharpest—and the attendant price declines most pronounced—among short-term bonds, which generated weak total returns. Longer-term bonds held up better, as rate increases—and price declines—were more modest.

Fund performance was hurt by some key holdings

The Dividend Growth Fund’s 9.3% return for the 12 months was a bit of a disappointment relative to the performances of its benchmark and peer group. A few of the fund’s largest sector positions turned in lackluster results, which hurt overall returns.

Market Barometer	Average Annual Total Returns Periods Ended January 31, 2006
	One Year	Three Years	Five Years

Stocks

Russell 1000 Index (Large-caps)	12.1%	17.4%	1.0%

Russell 2000 Index (Small-caps)	18.9	26.9	9.0

Dow Jones Wilshire 5000 Index (Entire market)	13.1	18.8	2.1

MSCI All Country World Index ex USA (International)	27.5	30.6	7.8

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	1.8%	3.6%	5.5%

Lehman Municipal Bond Index	2.8	4.6	5.4

Citigroup 3-Month Treasury Bill Index	3.2	1.8	2.2

CPI

Consumer Price Index	4.0%	3.0%	2.5%

3

In searching for companies that are increasing, or that intend to increase, their dividends, the advisor focuses on large-capitalization stocks that generate excess cash flow from operations. During the past few years, the business environment has allowed plenty of candidates to emerge. Dividends have been increasing at a healthy clip, and some high-profile companies have initiated dividend programs. (The most notable example of these is Microsoft, which announced its first-ever dividend in 2004.) During the fiscal period, a majority of the fund’s holdings raised their dividends.

The fund’s holdings in the industrials and consumer staples sectors registered strong gains relative to the benchmark. The fund’s investments in industrial companies, which were weighted at nearly twice the index level, made the largest contribution to the fund’s result, as they beat the return of their index sector. United Technologies and Caterpillar were two leading performers, as both reported robust earnings for 2005 and higher estimated earnings for 2006. Among consumer staples holdings, supermarket giant Safeway and tobacco maker Altria Group were strong performers, bolstered by strong earnings.

Expense Ratios:1
Your fund compared with its peer group

	Fund	Average Large-Cap Core Fund
Dividend Growth Fund	0.37%	1.41%

Total Returns	Ten Years Ended January 31, 2006
	Average	Final Value of a $10,000
	Annual Return	Initial Investment

Dividend Growth Fund	5.7%	$17,348

Dividend Growth Spliced Index	5.4	16,969

Dividend Growth Spliced Average	5.0	16,263

Dow Jones Wilshire 5000 Index	9.3	24,228

1	Fund expense ratio reflects the fiscal year ended January 31, 2006. Peer group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.
Note: The footnotes on page 10 describe the composition of the spliced index and peer-group average.

4

Despite successes in a few key sectors, the fund had a number of shortcomings during the period. The fund was outpaced by the Russell 1000 Index in the high-flying energy sector. On average, the fund had a relatively light weighting in energy stocks versus the index, and it didn’t hold some of the sector’s best performers. A number of the fund’s materials holdings—notably DuPont and International Paper—were beset by weaker profits, as they were reluctant to pass along higher commodity prices to buyers further along the supply chain. In the consumer discretionary area, Walt Disney and Mattel were among fund holdings that turned in poor performances. Some weak stock selections among health care stocks caused the fund’s holdings in that sector to lag the benchmark sector return.

At the end of the fiscal year, Donald J. Kilbride—a vice president of Wellington Management Company with ten years of investment management experience—took over portfolio manager duties from Minerva Butler. I would like to thank Ms. Butler for her guidance of the fund since it adopted its dividend-growth strategy in December 2002.

For more details about the fund’s positioning and performance during the fiscal year, see the Advisor’s Report on page 7.

The fund has chalked up a respectable long-term record

Much of your fund’s long-term performance history remains dominated by its original mandate as a utilities fund. As I observed in my letter last year, the December 2002 change in the fund’s strategy occurred just as many investors’ interest in dividends gained momentum and federal tax laws were amended to treat dividend income more favorably—seemingly propitious developments for the strategy’s longer-term prospects.

The long-term performance table at the bottom of page 4 compares the fund’s ten-year results with a spliced measure of its former and present benchmarks. As you review the table, bear in mind that much of the fund’s historical record is not directly attributable to its dividend-growth mandate. The table shows annualized returns for the decade along with the outcome of hypothetical $10,000 investments made at the start of the period.

One constant in existence under both investment mandates has been the fund’s significant cost advantage over rival mutual funds, a factor that bolstered its performance as a utilities-focused fund and now enhances investors’ share of the dividend-growth strategy. For a comparison of your fund’s costs with the average cost of its competitors, see the first table on page 4.

5

Diversification and balance can help you stay on an even keel

Many investors are frustrated by the seeming complexity and unpredictability of the stock and bond markets. These markets don’t always move the way we expect them to. In the absence of reliable forecasts, many investors are left to ponder what their next move should be amid the flurry of daily market activity that the media pundits insist is important for their portfolios.

At Vanguard, we encourage investors to tune out the market noise and remain focused on their objective—whether it is investing for retirement, college savings, or some other goal. If you hold a well-thought-out portfolio of stock funds, bond funds, and short-term investments that is diversified appropriately for your goals and circumstances, you should be comfortable “staying the course” through good and bad markets. Vanguard Dividend Growth Fund is a solid choice for investors seeking stocks that have strong prospects for growing dividends.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
February 13, 2006

6

Advisor’s Report

Vanguard Dividend Growth Fund returned 9.3% during the fiscal year ended January 31, 2006. The fund’s result lagged both the 10.4% return of the average large-cap core fund and the 12.1% result of the Russell 1000 Index.

The investment environment

The stock market’s advance was broad-based, as all sectors of the Russell 1000 Index gained during the 12-month period. Energy was by far the strongest index sector, building on significant increases over the past several years. The index’s utilities, health care, and materials sectors also posted positive absolute returns, while the consumer discretionary and consumer staples sectors rose more modestly.

In the latter part of 2005, investors reacted favorably to lower gasoline prices, which began to ease after the temporary supply shortage brought on by Hurricanes Katrina and Rita. By year-end, solid growth in gross domestic product and a strengthening dollar demonstrated the resiliency of the U.S. economy despite natural disasters, high energy prices, and rising short-term interest rates. At the end of January, the Federal Reserve Board’s Open Market Committee raised the target federal funds rate to 4.50%—the 14th consecutive increase—at its final meeting led by Chairman Alan Greenspan, who has been succeeded by Ben Bernanke. Long-term rates, however, rose very little during this period, resulting in a relatively flat yield curve.

The fund’s successes

The fund’s holdings within the industrials, utilities, and information technology sectors benefited performance relative to the benchmark. The fund’s top ten contributors all had returns above 20% for the fiscal year. Individual holdings that performed well included ConocoPhillips, Hewlett-Packard, Merrill Lynch, Nokia, Ace, and Caterpillar.

For the calendar year 2005, the vast majority of the fund’s holdings increased their dividends per share. Intel, ConocoPhillips, Boeing, United Technologies, and AstraZeneca increased their respective dividends more than 20%. Of particular note: Gap, Merrill Lynch, and Weyerhaeuser increased their dividends for the first time in several years, and Safeway declared its first dividend since its initial public offering in 1990.

The fund’s shortfalls

The fund’s return trailed that of the Russell 1000 for the 12-month period. Our underweighting of the energy sector during much of the period was the most significant factor in the fund’s underperformance. Energy was the strongest sector in the index, but we did not own several of the top-performing energy stocks. Fund holdings in

7

the consumer discretionary and materials sectors were also relatively weak during the period.

The fund’s positioning

Although energy prices have retreated from their historical levels, we believe they are likely to remain elevated due to robust demand combined with supply constraints. Continued high oil prices may act as a drag on economic growth and as a threat to global inflation, but corporate earnings growth remains healthy. Anticipation that the Federal Reserve is nearing the end of its tightening cycle should alleviate investor concerns about the recent dramatic flattening of the yield curve. The Fed may raise short-term rates again, but longer-term interest rates are not expected to follow suit, given the generally benign level of inflation.

We remain confident about the long-term potential for profit growth and cash-flow generation among the fund’s holdings. The fund continues to invest in companies with solid franchises and competitive positions that are reinvesting in their businesses; we believe these firms are poised to continue steady cash-flow and dividend growth despite near-term economic fluctuations and interest rate movements. The fund’s holdings in the energy, materials, and industrials sectors reflect our view that global economic growth will support higher energy and commodity prices over the long term. Holdings in the consumer discretionary sector combine modest growth with strong cash flow generation. Our health care sector selections are based on solid balance sheets and cash flows, as well as a strong commitment to dividends. Finally, our lower-than-market exposure to financials reflects our concern about the impact of a slowing housing market.

Donald J. Kilbride, Vice President
Wellington Management Company, LLP
February 17, 2006

8

Fund Profile
As of January 31, 2006

Portfolio Characteristics	Fund	Comparative Index[1]	Broad Index[2]
Number of Stocks	68	978	4,968
Median Market Cap	$61.9B	$39.2B	$26.4B
Price/Earnings Ratio	16.2x	17.7x	20.0x
Price/Book Ratio	3.0x	2.9x	2.9x
Yield	1.9%	1.8%	1.6%
Return on Equity	21.1%	18.2%	17.2%
Earnings Growth Rate	10.1%	13.5%	9.9%
Foreign Holdings	7.6%	0.0%	2.5%
Turnover Rate	16%	—	—
Expense Ratio	0.37%	—	—
Short-Term Reserves	0%	—	—

Sector Diversification (% of portfolio)	Fund	Comparative Index[1]	Broad Index[2]
Consumer Discretionary	13%	12%	12%
Consumer Staples	9	10	9
Energy	7	7	9
Financials	16	22	22
Health Care	13	13	13
Industrials	19	11	11
Information Technology	13	16	15
Materials	4	3	3
Telecommunication Services	3	3	3
Utilities	3	3	3

Volatility Measures	Fund	Spliced Index[3]	Fund	Broad Index[2]
R-Squared	0.91	1.00	0.89	1.00
Beta	0.92	1.00	0.86	1.00

Ten Largest Holdings[4] (% of total net assets)
Microsoft Corp.	systems software	3.8%
General Electric Co.	industrial conglomerates	3.3
Citigroup, Inc.	diversified financial services	2.7
Nokia Corp. ADR	communications equipment	2.7
Bank of America Corp.	diversified banks	2.7
Merrill Lynch & Co., Inc.	investment banking and brokerage	2.5
International Business Machines Corp.	computer hardware	2.3
United Technologies Corp.	aerospace and defense	2.2
ACE Ltd.	property and casualty insurance	2.2
Pfizer Inc.	pharmaceuticals	2.1
Top Ten		26.5%

Investment Focus

1	Russell 1000 Index.
2	Dow Jones Wilshire 5000 Index.
3	Dividend Growth Spliced Index (known as the Utilities Composite Index prior to December 6, 2002; 100% Russell 1000 Index thereafter).
4	“Ten Largest Holdings” excludes any temporary cash investments and equity index products. See page 25 for a glossary of investment terms.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1996–January 31, 2006
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended January 31, 2006			Final Value of a $10,000
	One Year	Five Years	Ten Years	Investment

Dividend Growth Fund[1]	9.34%	0.23%	5.66%	$17,348

Dow Jones Wilshire 5000 Index	13.14	2.07	9.25	24,228

Russell 1000 Index	12.07	0.98	9.24	24,199

Dividend Growth Spliced Index[2]	12.08	-4.06	5.43	16,969

Dividend Growth Spliced Average[3]	10.35	-3.27	4.98	16,263

1	Prior to December 6, 2002, the fund was known as Utilities Income Fund.
2	Prior to December 6, 2002, the comparative benchmark was known as the Utilities Composite Index. The index weightings have been: 80% S&P Utilities Index, 20% Lehman Utility Bond Index through June 30, 1996; 40% S&P Utilities Index, 40% S&P Telephone Index, and 20% Lehman Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, and 15% Lehman Utility Bond Index through March 31, 2000; 75% S&P Utilities Index, 25% S&P Telephone Index through December 31, 2001; 75% S&P Utilities Index, 25% S&P Integrated Telecommunication Services Index through December 6, 2002; and Russell 1000 Index thereafter.
3	Based on the average utility fund through December 6, 2002, and the average large-cap core fund thereafter. Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 17 for dividend and capital gains information.

10

Fiscal-Year Total Returns (%): January 31, 1996–January 31, 2006

[Dark Gray] - Dividend Growth Fund1
[Light Gray] - Dividend Growth Spliced Index2

Average Annual Total Returns: Periods Ended December 31, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Dividend Growth Fund	5/15/1992	4.23%	-1.54%	2.23%	3.29%	5.52%

1	Prior to December 6, 2002, the fund was known as Utilities Income Fund.
2	Prior to December 6, 2002, the comparative benchmark was known as the Utilities Composite Index. The index weightings have been: 80% S&P Utilities Index, 20% Lehman Utility Bond Index through June 30, 1996; 40% S&P Utilities Index, 40% S&P Telephone Index, and 20% Lehman Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, and 15% Lehman Utility Bond Index through March 31, 2000; 75% S&P Utilities Index, 25% S&P Telephone Index through December 31, 2001; 75% S&P Utilities Index, 25% S&P Integrated Telecommunication Services Index through December 6, 2002; and Russell 1000 Index thereafter.

11

Financial Statements

Statement of Net Assets
As of January 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Common Stocks (99.7%)
Consumer Discretionary (13.0%)
TJX Cos., Inc.	770,900	19,681
McDonald's Corp.	432,900	15,156
The McGraw-Hill Cos., Inc.	254,900	13,010
Home Depot, Inc.	312,700	12,680
Gannett Co., Inc.	188,800	11,668
The Walt Disney Co.	460,800	11,663
Mattel, Inc.	653,200	10,778
The Gap, Inc.	582,300	10,534
Carnival Corp.	188,100	9,736
Meredith Corp.	157,400	8,619
Clear Channel Communications, Inc.	182,900	5,353
Consumer Staples (8.8%)		128,878
Altria Group, Inc.	274,000	19,821
General Mills, Inc.	321,200	15,613
The Coca-Cola Co.	345,000	14,276
The Procter & Gamble Co.	201,700	11,947
Kimberly-Clark Corp.	169,200	9,665
Anheuser-Busch Cos., Inc.	202,900	8,408
Safeway, Inc.	329,700	7,728
Energy (6.9%)		87,458
Total SA ADR	136,700	18,910
ConocoPhillips Co.	279,400	18,077
ExxonMobil Corp.	271,100	17,011
Chevron Corp.	252,000	14,964
Financials (15.5%)		68,962
Citigroup, Inc.	585,800	27,287
Bank of America Corp.	597,800	26,441
Merrill Lynch & Co., Inc.	328,800	24,683
ACE Ltd.	397,300	21,752
State Street Corp.	280,400	16,953
American International Group, Inc.	257,800	16,876
Golden West Financial Corp.	208,100	14,696
American Express Co.	97,400	5,109
Health Care (12.8%)		153,797
Pfizer Inc.	826,400	21,222
Abbott Laboratories	484,100	20,889
Wyeth	414,600	19,175
Baxter International, Inc.	483,800	17,828
AstraZeneca Group PLC ADR	330,600	16,080
Novartis AG ADR	251,500	13,873
Eli Lilly & Co.	194,400	11,007
Becton, Dickinson & Co.	115,300	7,471
		127,545

12

	Shares	Market Value• ($000)
Industrials (19.4%)
General Electric Co.	987,900	32,354
United Technologies Corp.	377,200	22,017
Lockheed Martin Corp.	238,800	16,155
General Dynamics Corp.	130,600	15,197
Honeywell International Inc.	374,000	14,369
Pitney Bowes, Inc.	332,400	14,207
Parker Hannifin Corp.	186,100	14,101
Emerson Electric Co.	167,000	12,934
Illinois Tool Works, Inc.	150,500	12,686
Caterpillar, Inc.	154,900	10,518
Avery Dennison Corp.	167,400	10,000
Cooper Industries, Inc. Class A	98,700	8,059
The Boeing Co.	88,800	6,066
FedEx Corp.	44,000	4,451
Information Technology (13.2%)		193,114
Microsoft Corp.	1,336,900	37,634
Nokia Corp. ADR	1,460,100	26,837
International Business Machines Corp.	278,000	22,601
Hewlett-Packard Co.	478,100	14,907
Automatic Data Processing, Inc.	268,700	11,807
Motorola, Inc.	419,100	9,518
Intel Corp.	389,100	8,276
Materials (4.4%)		131,580
Weyerhaeuser Co.	202,500	14,126
E.I. du Pont de Nemours & Co.	328,300	12,853
Alcoa Inc.	391,900	12,345
International Paper Co.	121,500	3,964
Telecommunication Services (2.4%)		43,288
Verizon Communications Inc.	437,700	13,858
AT&T Inc.	399,900	10,377
Utilities (3.3%)		24,235
Exelon Corp.	259,900	14,923
Pinnacle West Capital Corp.	283,300	12,071
FPL Group, Inc.	143,700	6,005
		32,999
Total Common Stocks (Cost $794,724)		991,856
	Face Amount ($000)
Temporary Cash Investment (0.5%)
Repurchase Agreement
Credit Suisse First Boston LLC 4.460%, 2/1/06 (Dated 1/31/06, Repurchase Value $4,501,000,collateralized by Federal National Mortgage Assn.,4.500%-7.000%, 10/1/20-1/1/35) (Cost $4,500)	4,500	4,500
Total Investments (100.2%) (Cost $799,224)		996,356
Other Assets and Liabilities (-0.2%)
Other Assets—Note C		1,531
Liabilities		(3,345)
		(1,814)
Net Assets (100%)
Applicable to 77,996,239 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		994,542
Net Asset Value Per Share		$12.75

13

At January 31, 2006, net assets consisted of:1

	Amount ($000)	Per Share
Paid-in Capital	936,237	$12.00
Overdistributed Net Investment Income	(544)	(.01)
Accumulated Net Realized Losses	(138,283)	(1.77)
Unrealized Appreciation	197,132	2.53
Net Assets	994,542	$12.75

•	See Note A in Notes to Financial Statements.
1	See Note D in Notes to Financial Statements for the tax-basis components of net assets. ADR--American Depositary Receipt.

14

Statement of Operations

Year Ended January 31, 2006
($000)

Investment Income

Income

Dividends	21,347

Interest	282

Security Lending	145

Total Income	21,774

Expenses

Investment Advisory Fees—Note B

Basic Fee	1,202

Performance Adjustment	87

The Vanguard Group—Note C

Management and Administrative	2,106

Marketing and Distribution	196

Custodian Fees	10

Auditing Fees	17

Shareholders' Reports	27

Trustees' Fees and Expenses	1

Total Expenses	3,646

Net Investment Income	18,128

Realized Net Gain (Loss) on Investment Securities Sold	28,292

Change in Unrealized Appreciation (Depreciation) of Investment Securities	41,590

Net Increase (Decrease) in Net Assets Resulting from Operations	88,010

15

Statement of Changes in Net Assets

	Year Ended January 31,
	2006	2005
	($000)	($000)

Increase (Decrease) In Net Assets

Operations

Net Investment Income	18,128	18,152

Realized Net Gain (Loss)	28,292	32,834

Change in Unrealized Appreciation (Depreciation)	41,590	9,195

Net Increase (Decrease) in Net Assets Resulting from Operations	88,010	60,181

Distributions

Net Investment Income	(19,180)	(17,363)

Realized Capital Gain	—	—

Total Distributions	(19,180)	(17,363)

Capital Share Transactions—Note F

Issued	144,674	243,843

Issued in Lieu of Cash Distributions	16,255	14,582

Redeemed	(200,711)	(154,002)

Net Increase (Decrease) from Capital Share Transactions	(39,782)	104,423

Total Increase (Decrease)	29,048	147,241

Net Assets

Beginning of Period	965,494	818,253

End of Period[1]	994,542	965,494

1   Including undistributed (overdistributed) net investment income of ($544,000) and $508,000.

16

Financial Highlights

	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$11.89	$11.33	$8.48	$11.47	$14.71

Investment Operations

Net Investment Income	.22	.23(1)	.18	.37	.37

Net Realized and Unrealized Gain (Loss) on Investments	.88	.55	2.86	(2.98)	(2.83)

Total from Investment Operations	1.10	.78	3.04	(2.61)	(2.46)

Distributions

Dividends from Net Investment Income	(.24)	(.22)	(.19)	(.38)	(.37)

Distributions from Realized Capital Gains	—	—	—	—	(.41)

Total Distributions	(.24)	(.22)	(.19)	(.38)	(.78)

Net Asset Value, End of Period	$12.75	$11.89	$11.33	$8.48	$11.47

Total Return	9.34%	6.92%	36.08%	-23.22%	-17.21%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$995	$965	$818	$550	$681

Ratio of Total Expenses to Average Net Assets	0.37%	0.37%	0.40%	0.34%	0.37%

Ratio of Net Investment Income to Average Net Assets	1.85%	2.04%[1]	1.84%	3.57%	2.85%

Portfolio Turnover Rate	16%	20%	23%	104%[2]	27%

1	Net investment income per share and the ratio of net investment income to average net assets include $.03 and 0.28%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2	Includes activity related to a change in the fund's investment objective. See accompanying Notes, which are an integral part of the Financial Statements.

17

Notes to Financial Statements

Vanguard Dividend Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Specialized Funds.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.     Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6.     Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.     Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance since May 31, 2003, relative to the Russell 1000 Index. For the year ended January 31, 2006, the investment advisory fee represented an effective annual basic rate of 0.125% of the fund’s average net assets before an increase of $87,000 (0.01%) based on performance.

18

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2006, the fund had contributed capital of $116,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.12% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at January 31, 2006, the fund had $867,000 of ordinary income available for distribution. The fund had available realized losses of $137,968,000 to offset future net capital gains of $9,133,000 through January 31, 2010, $65,485,000 through January 31, 2011, and $63,350,000 through January 31, 2012.

At January 31, 2006, net unrealized appreciation of investment securities for tax purposes was $197,132,000, consisting of unrealized gains of $214,371,000 on securities that had risen in value since their purchase and $17,239,000 in unrealized losses on securities that had fallen in value since their purchase.

E.     During the year ended January 31, 2006, the fund purchased $150,390,000 of investment securities and sold $175,378,000 of investment securities other than temporary cash investments.

F.     Capital shares issued and redeemed were:

	Year Ended January 31,
	2006 Shares	2005 Shares
	(000)	(000)

Issued	11,818	21,209

Issued in Lieu of Cash Distributions	1,327	1,242

Redeemed	(16,377)	(13,420)

Net Increase (Decrease) in Shares Outstanding	(3,232)	9,031

19

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Dividend Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Dividend Growth Fund (one of the funds constituting Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2006 by correspondence with the custodians and broker and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 13, 2006

Special 2005 tax information (unaudited) for Vanguard Dividend Growth Fund

This information for the fiscal year ended January 31, 2006, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $19,180,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

20

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we use actual prior-year figures and estimates for 2006. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Dividend Growth Fund
Periods Ended January 31, 2006

	One Year	Five Years	Ten Years

Returns Before Taxes	9.34%	0.23%	5.66%

Returns After Taxes on Distributions	9.03	-0.58	3.95

Returns After Taxes on Distributions and Sale of Fund Shares	6.47	-0.20	4.00

21

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypo-thetical examples that appear in shareholder reports of other funds.

Six Months Ended January 31, 2006

Dividend Growth Fund	Beginning Account Value 7/31/2005	Ending Account Value 1/31/2006	Expenses Paid During Period[1]
Based on Actual Fund Return	$1,000.00	$1,049.03	$1.86
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.39	1.84

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1	The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.36%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

22

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the current fund prospectus.

23

Vanguard’s Policies for Managing Changes to Investment Advisory Arrangements

The boards of trustees of the Vanguard funds and Vanguard have adopted practical and cost-effective policies for managing the funds’ arrangements with their unaffiliated investment advisors, as permitted by an order from the U.S. Securities and Exchange Commission (SEC).

Background

In 1993, Vanguard was among the first mutual fund companies to streamline the process of changing a fund’s investment advisory arrangements. In essence, the SEC order enabled the boards of the Vanguard funds to enter into new or revised advisory arrangements without the delay and expense of a shareholder vote. This ability, which is subject to a number of SEC conditions designed to protect shareholder interests, has saved the Vanguard funds and their shareholders several million dollars in proxy costs since 1993. It has also enabled the funds’ trustees to quickly implement advisory changes in the best interest of shareholders.

Over the past 12 years, as the SEC gained experience in this area, it has granted more flexible conditions to other fund companies. Consequently, Vanguard received the SEC’s permission to update its policies concerning its arrangements with outside investment advisors.

Our updated policies

Vanguard is adopting several additional practical and cost-effective policies in managing the Vanguard funds’ investment advisory arrangements:

Statement of Additional Information (SAI). Vanguard funds that employ an unaffiliated investment advisor will now show advisory fee information on an aggregate basis in their SAIs. (A fund’s SAI provides more detailed information than its prospectus and is available to investors online at Vanguard.com® or upon request.) Previously, separate fee schedules were presented for each unaffiliated advisor. Each fund’s SAI will also include the amount paid by the fund for any investment advisory services provided on an at-cost basis by The Vanguard Group. Reporting advisory fees in this manner is the same approach used by other fund companies that have received similar SEC exemptive orders.

Shareholder notification. Like other fund companies, Vanguard will have up to 90 days after a fund enters into a new advisory agreement to notify shareholders of the change. Previously, shareholders were notified at least 30 days before any such change, if possible. In practice, Vanguard expects to continue notifying shareholders of advisory changes as soon as is practical, taking into account opportunities to reduce postage expenses by enclosing notices with previously scheduled mailings.

Redemption fees. Some Vanguard funds charge a redemption fee, which typically applies to shares redeemed within a certain period following purchase. Previously, redemption fees were required to be waived for 90 days after giving notice of a fund advisory change. The SEC has not generally applied this requirement to other fund companies and has now eliminated it for Vanguard. (Redemption fees—which are paid to the fund, not to Vanguard—are designed to ensure that short-term investors pay their fair share of a fund’s transaction costs.)

24

Glossary

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate.     The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio.     The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings.     The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap.     An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio.     The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio.     The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity.     The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves.     The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate.     An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield.     A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Chairman of the Board, Chief Executive Officer, and Trustee since May 1987 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/ consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from Vanguard.

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard ™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Vanguard.com, Admiral, Connect with
Vanguard, and the ship logo are trademarks of
Direct Investor Account Services > 800-662-2739	The Vanguard Group, Inc.

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone > 800-952-3335	respective owners.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard's proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for "proxy voting guidelines," or by calling
the fund's current prospectus	Vanguard at 800-662-2739. They are also available from
the SEC's website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies
for securities it owned during the 12 months ended June
30. To get the report, visit either www.vanguard.com or
www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q570 032006

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended January 31, 2006: $90,000
Fiscal Year Ended January 31, 2005: $83,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended January 31, 2006: $2,152,740
Fiscal Year Ended January 31, 2005: $1,685,500

(b)     Audit-Related Fees.

Fiscal Year Ended January 31, 2006: $382,200
Fiscal Year Ended January 31, 2005: $257,800

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended January 31, 2006: $98,400
Fiscal Year Ended January 31, 2005: $76,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended January 31, 2006: $0
Fiscal Year Ended January 31, 2005: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended January 31, 2006: $98,400
Fiscal Year Ended January 31, 2005: $76,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable

Item 11: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SPECIALIZED FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	March 20, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SPECIALIZED FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	March 20, 2006

VANGUARD SPECIALIZED FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	March 20, 2006

*By Power of Attorney. See File Number 2-31333, filed on January 23, 2006. Incorporated by Reference.